UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02715

Exact name of registrant as specified in charter:	Delaware Group® State Tax-Free Income Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Item 1. Reports to Stockholders

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2018

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Funds are distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2018, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds	September 11, 2018

Performance preview (for the year ended August 31, 2018)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+1.36%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+1.11%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper Other States Municipal Debt Funds Average	1-year return	+0.17%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+1.26%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+1.00%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper California Municipal Debt Funds Average	1-year return	+0.99%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 13. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+1.47%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+1.22%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper Other States Municipal Debt Funds Average	1-year return	+0.17%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 17. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+0.82%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+0.56%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper Other States Municipal Debt Funds Average	1-year return	+0.17%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 21. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+0.93%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+0.60%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper New York Municipal Debt Funds Average	1-year return	+0.55%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 25. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+1.16%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+0.93%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+0.82%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 29. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 32 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

US economic data remained healthy throughout the Funds’ fiscal year ended Aug. 31, 2018, although concern about the longer-term impact of global trade conflict emerged toward period end.

US gross domestic product (GDP), a measure of the goods and services the nation produces, increased throughout the 12-month time frame. In the third quarter of 2017, for example, US GDP expanded by an annualized 2.8% rate, followed by a 2.3% increase in the final three months of 2017. US GDP grew by 2.2% in the first quarter of 2018 and an estimated 4.2% in the second quarter. That 4.2% annual pace was the largest quarterly gain in nearly four years. Employment trends also remained healthy, with the US jobless rate finishing August 2018 at 3.9%, down half a percentage point from a year earlier. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

Against this backdrop of steady economic expansion, job growth, and manageable inflation, the US Federal Reserve continued to gradually raise interest rates. The Fed increased its target short-term interest rate by 0.25 percentage points on three separate occasions during the Funds’ fiscal year – in December 2017 and in March and June 2018. On Aug. 31, 2018, the federal funds rate ranged from 1.75% to 2.00%, up from 1.00% to 1.25% a year earlier. (Source: Bloomberg.)

Municipal bond market conditions

In this strong economic environment, the US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned +0.49% for the year ended Aug. 31, 2018. Longer-term municipal bonds outpaced their shorter-term counterparts as the yield curve flattened, meaning yields on short-term bonds rose more than those on long-term issues. Short-term yields rose in line with the Fed’s interest rate increases, while fairly benign inflation kept a lid on long-term municipal yields.

To indicate the outperformance of longer-dated municipal debt relative to shorter-maturity municipal debt, the following table shows municipal bond returns by maturity for the 12 months ended Aug. 31, 2018:

Returns by maturity

5 years	– 0.74%
10 years	– 0.10%
22+ years	1.28%

Source: Bloomberg.

Much of the yield curve’s flattening took place in the fourth quarter of 2017, as investors sought to understand the potential market impact of federal tax reform legislation, which ultimately passed in late December. During this time, the supply of municipal bonds increased sharply, as issuers, anticipating unfavorable tax-policy changes, rushed debt to market. One of these expected changes – the ability to issue so-called private-activity bonds, a broad category that includes healthcare, private education, and toll road bonds, among others – didn’t make it into the final legislation.

However, another proposed change did come to pass: the elimination of advance refundings. Under the new legislation, issuers wishing to refinance bonds through the issuance of newer debt must do so within 90 days of the bonds’ call dates. Many issuers ultimately opted to bring their debt to market ahead of the law’s passage. This led to tighter bond supply in the second half of the Funds’ fiscal year, which, coupled with solid investor demand, provided a tailwind for the municipal bond market.

Continuing a trend in place for several years, bonds of lower-rated municipal issuers again outperformed bonds of higher-quality issuers – a situation known as credit spread narrowing. As investors anticipated that interest rates would continue to rise slowly, lower-rated, higher yielding municipal bonds remained attractive to investors in a continued low-rate environment. Bonds rated

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

below investment grade (below BBB) performed especially well amid strong demand coupled with limited supply of the securities.

The following table, which provides municipal bond performance by credit quality rating for the Funds’ fiscal year, further highlights this trend:

Returns by credit rating

AAA	– 0.23%
AA	0.22%
A	0.78%
BBB	2.76%
BB and below	6.21%
Source: Bloomberg.

Economic backdrop in the states

Arizona’s diverse state economy is still recovering from the global financial crisis. The rise in population overly exposed its real estate market and construction industry. July 2018 nonfarm employment of 2.78 million grew 2.7% from a year earlier. Despite improvement over prior years, the state’s unemployment rate as of July 2018 remained elevated at 4.6%, above the national average rate of 3.9%. Arizona’s per capita personal income levels are also well below average at only 82% of the national level. Fiscal 2018 General Fund revenues totaled $10.1 billion, which were 6.4% higher than 2017 and 4.2% above budget estimates. Individual income tax revenue grew 10.0% in 2018, sales tax revenue increased 6.2%, and corporate tax revenue rose 1.3%. The state ended fiscal 2018 with an operating fund balance of $2.8 billion and Budget Stabilization Fund balance of $457 million. Arizona enacted a $10.4 billion fiscal 2019 General Fund budget, a 5.5% increase over 2018. Revenues are expected to grow 3.4 % to total $10.2 billion. The budget includes increased funding for education and healthcare. (Sources: bls.gov, bea.gov, ncsl.org, Arizona Office of Strategic Planning Budgeting, Arizona Joint Legislative Budget Committee.)

California enjoys a large, diverse, and wealthy economy that mirrors that of the US. In 2015, California’s real GDP was $2.6 trillion, making California the sixth largest economy in the world. The July 2018 nonfarm employment of 17.1 million grew 2.0% from a year earlier. The unemployment rate fell to 4.2% in July 2018 but remains slightly above the national rate of 3.9%. California’s per capita personal income remained strong at 10% higher than the national average. Fiscal 2018 General Fund revenues rose by 11.5% year over year to total $136 billion, which was 1.1% above the budget forecasts. Personal income taxes rose 13.1% in fiscal 2018 to total $93.5 billion and were 1.3% above budget. Sales-and-use tax receipts were 1.5% below budget, but corporate income tax revenues were 4.4% above budget. California ended fiscal 2018 with a $8.4 billion General Fund balance and a $9.4 billion Rainy Day Fund. The California legislature enacted a $138.7 billion General Fund budget for fiscal 2019, a 9.2% increase over 2018. General Fund revenues are expected to total $133.3 billion, 2.7% more than 2018. The budget calls for personal income and corporate taxes to rise 3.3% and 9.0%, respectively. It calls for a 5.1% increase in sales tax revenues. The state expects to end fiscal 2018 with a General Fund balance of $3.1 billion and a Rainy Day Fund of $13.8 billion. (Sources: bls.gov, bea.gov, ncsl.org, ebudget.ca.gov.)

Colorado’s economy is diverse, with below-average employment concentration in manufacturing and a variety of service sector strengths. July 2018 nonfarm employment of 2.75 million grew 3.1% from a year earlier. Colorado’s unemployment rate in July 2018 was 2.8%, far below the national rate of 3.9% but up slightly from a year earlier. Colorado is a relatively wealthy state, with per capita personal income levels equal to 106% of the US average. Total estimated General Fund revenues for fiscal year 2018 were $11.6 billion, a 12.6% increase over fiscal 2017. Individual income tax revenues rose by 11.5% in fiscal 2018. Corporate income taxes increased 44.6% while sales and use taxes rose 9.8%. Colorado’s legislature enacted a $11.4 billion General Fund budget for 2019, a 7.6% increase over the prior year. Income tax collections are expected to increase at a more moderate rate of 4.3% in 2019, while sales-and-use tax revenue is forecast to increase 4.8%. The budget includes increased funding for education, healthcare, and transportation. The budget estimates an ending fund balance in the General Fund reserve of $943.8 million – $130.6 million above the statutory required reserve. (Sources: bls.gov, bea.gov, ncsl.org, Colorado Office of State Planning and Budgeting, Colorado Joint Budget Committee.)

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, an above-average dependence on the natural resource sector remains. The July 2018 nonfarm employment of 746,000 was up 3.3% from a year earlier. The unemployment rate in July 2018 held steady at 2.9%, well below the national rate of 3.9%. Per capita income levels are 79% of national levels. Idaho’s General Fund fiscal 2018 revenues totaled $3.73 billion. Total revenues came in 2.8% above budget and 8.2% higher than the prior year. Individual income taxes were 3.9% above budget while corporate and sales taxes were 10.6% and 1.3% above budget, respectively. The Idaho legislature enacted a $3.65 billion fiscal 2019 General Fund budget, a 5.9% increase over fiscal 2018. The three largest portions of the budget are public school support, Medicaid, and higher education. Total General Fund revenues are expected to rise by 4.6% to total $3.8 billion in fiscal 2019. (Sources: bls.gov, bea.gov, ncsl.org, Idaho Division of Financial Management.)

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. July 2018 nonfarm employment of 9.7 million grew 1.6% from a year earlier. The unemployment rate in July 2018 was

4.3%, slightly above the national rate of 3.9%. Per capita income levels are among the highest in the nation, 21% above national levels. Total receipts for the General Fund for fiscal 2018 were $71.4 billion, up 6.7% from fiscal 2017 but 0.02% below budget. Personal income tax receipts were $46.9 billion in fiscal 2018, 0.7% above budget forecasts. Sales tax revenues totaled $13.2 billion in 2018, about 0.08% below consensus projections. Corporate income taxes were the largest drag on General Fund revenues, coming in at $4.9 billion in fiscal 2018, short of budget projections of $5.1 billion. General Fund expenditures totaled $69.7 billion in fiscal 2018, 0.4% below the revised budget forecast. The state ended fiscal 2018 with a Budgetary General Fund balance of $9.4 billion, up from $7.7 billion in fiscal 2017. New York’s legislature enacted a $76.6 billion General Fund budget for 2019, a 9% increase over the prior year’s budget. Through the first four months of fiscal 2019, revenues totaled $31.9 billion, which was 0.2% above estimates.

Expenditures ran 0.2% below budget. (Sources: bls.gov, bea.gov, ncsl.org, New York Division of the Budget, Office of the New York State Comptroller.)

Pennsylvania has a diverse, broad, and relatively stable economy, with per capita personal income levels slightly above the national average (103%), supported by its large health and higher education sectors. July 2018 nonfarm employment of 6.02 million grew 1.7% from a year earlier. The monthly unemployment rate in July 2018 was 4.2%, higher than the national rate of 3.9% but down from the prior year. Per capital personal income levels have averaged 103% of national levels. Pennsylvania’s General Fund tax collections totaled $34.6 billion in fiscal 2018, 9.1% above the prior year. Sales tax receipts were 0.4% above budget, personal income collections were 0.7% above budget, and corporate tax revenues were 4.3% below budget projections. For the first time in a decade, the commonwealth

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

is projected to make a $22 million deposit into the Budget Stabilization Reserve Fund. Pennsylvania enacted a $32.7 billion fiscal 2019 budget, a 2.2% increase over 2018. It includes increases in spending for education, higher education, the corrective system, and healthcare. (Sources: bls.gov, bea.gov, ncsl.org, Pennsylvania Office of the Budget, Pennsylvania Department of Revenue.)

Focused on credit research

For all six Funds discussed in this report, we maintained a consistent management strategy, which we do regardless of market conditions. We have a bottom-up investment approach, meaning we evaluate individual securities one at a time. We rely on individual credit research to find securities that we believe provide a desirable risk-reward balance.

This approach often leads to substantial allocations within the Funds to bonds in the lower-investment-grade or below-investment-grade credit tiers, where we seek to add value for shareholders through higher yielding bonds that, in our view, display solid underlying credit.

As of the fiscal year end on Aug. 31, 2018, approximately 41% of the net assets of

Delaware Tax-Free Arizona Fund was invested in bonds with credit ratings of A and BBB, the two lowest credit tiers of the investment grade bond universe. Roughly 47% of the net assets of Delaware Tax-Free California Fund was held in these credit segments, while Delaware Tax-Free Colorado Fund’s allocation to bonds with lower-investment-grade credit ratings stood at about 46% of net assets. Meanwhile, Delaware Tax-Free Idaho Fund’s lower-investment-grade bond allocation was just 34%, as Idaho is a relatively small municipal bond market offering fewer opportunities to buy lower-rated, higher yielding bonds. In Delaware Tax-Free New York Fund and Delaware Tax-Free Pennsylvania Fund, whose investment universes include a greater variety of lower-rated bonds, we allocated to these types of securities as of fiscal year end.

In addition, all of the Funds had allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, all six Funds have the latitude to invest a portion of the portfolio in these credit tiers. When investing in high yield bonds, we pay close attention to credit risk, focusing on securities that offer sufficiently attractive income, in our view, relative to the added risk.

Portfolio positioning

We entered this fiscal year generally comfortable with the Funds’ positioning. As a result, we were highly selective about making new purchases, seeking securities that provided what we saw as a compelling risk-reward trade-off.

In all six Funds, many of our holdings were originally purchased a decade or more ago when significantly higher yields were available. Thus, we have tended not to replace many existing positions with newer bonds, unless we believe they offer sufficient value to justify such an exchange. Once again, that remained our strategy over the past 12 months, and we expect to continue this approach as long as most of the Funds’ existing holdings remain more attractive to us than the new bonds available for purchase.

During the fiscal year, we periodically saw bonds exit the portfolios, either via bond calls or advance refundings. Some of these bonds were of lower credit quality, and we sought to replace them with other lower-quality issues. However, because we remained highly selective in our purchases – we will not invest in higher yielding bonds that we do not find sufficiently creditworthy – we sometimes found this strategy difficult to execute, particularly in smaller municipal bond markets with limited supply of lower-rated bonds. (Larger municipal markets, such as California, regularly offer portfolio managers a wider assortment of lower- and below-investment-grade investment opportunities.)

Accordingly, our approach was to temporarily invest in higher-quality, liquid municipal bonds offering maturities comparable to the bonds exiting the portfolios. We expect that when suitable lower-rated bonds become available, these higher-rated issues will become attractive sales candidates to finance new purchases more suited to our long-term criteria.

Individual performance contributors

As we indicated earlier, bonds with longer maturities tended to outperform shorter-maturity bonds, while lower-rated issues generally performed better than bonds of higher credit quality. Accordingly, many of our strongest- and weakest-performing securities this fiscal year followed this trend.

In Delaware Tax-Free Arizona Fund, for example, the leading individual performer was a position in Pima County Arizona Industrial Development Authority bonds for Edkey charter schools. These securities gained close to 19% for the fiscal year, benefiting from their below-investment-grade credit ratings and 30-year maturities. Bonds for Christian Care Surprise, a Phoenix-based operator of senior-housing facilities also lifted performance. These nonrated bonds with a 30-year maturity returned close to 8% for the Fund.

The strongest performer for Delaware Tax-Free California Fund was a position in zero-coupon Golden State tobacco-securitization bonds. These below-investment-grade issues returned 37%, benefiting from continued strong demand coupled with a shrinking national supply of tobacco bonds as several states opted to refund their tobacco-securitization issues during the period. Investors began to anticipate that the Golden State tobacco bonds would be refunded, boosting their price. Another strong performer for this Fund was a position in nonrated education bonds for the Creative Center of Los Altos.

In Delaware Tax-Free Colorado Fund, BB+ rated bonds of the Colorado Educational and Cultural Facilities Authority for the University Lab School, maturing in 2045, performed well, returning near 8%, as did a position in nonrated water-and-sewer bonds for the Dominion Water and Sanitation District, returning more than 7.5%.

In Delaware Tax-Free Idaho Fund, zero-coupon bonds for the North Star Charter School in Eagle, Idaho, performed well, benefiting from their long maturities and lower credit rating, as well as the school’s improved financial performance relative to past years. Corporate-backed industrial development revenue bonds for chemical manufacturer FMC Corporation also contributed. The lower-investment-grade credit rating of these bonds and their relatively high yield proved attractive to investors.

In Delaware Tax-Free New York Fund, the leading individual performers were BBB-rated airport bonds for JFK International Terminal and nonrated Glen Cove Local Economic Assistance Corporation tax-increment-financing bonds.

The strongest-performing securities in Delaware Tax-Free Pennsylvania Fund consisted of similarly structured higher-education bond issues for Carlow University and St. Francis University. Both featured a BBB credit rating, relatively high yields and long-term maturities.

Individual performance detractors

In Delaware Tax-Free Arizona Fund, the biggest individual detractors were high-quality, shorter-maturity bonds: dedicated-tax issues of the Regional Public Transportation Authority for Maricopa County and water-and-sewer bonds for the City of Phoenix Civic Improvement Corporation. Both bonds declined more than 1.5%.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Performance for Delaware Tax-Free California Fund was hampered by a position in Encore Education charter school bonds. Despite their relatively lower credit rating and longer maturity, the issuer fell short of meeting certain academic standards, causing the bonds to lag during the period, declining more than 3%. We continued to see the issuer as creditworthy, however, and maintained the Fund’s position, anticipating better results in the future. Anaheim City School District bonds, whose credit rating of AA- and near-term maturity date proved less attractive to investors, also detracted from performance.

In Delaware Tax-Free Colorado Fund, a pair of highly rated, short-maturity issues detracted from performance: Jefferson County School District bonds (rated AA- and maturing in 2024) and Platte River Power Authority public power bonds (rated AA and maturing in 2027).

In Delaware Tax-Free Idaho Fund, a pair of highly rated, short-maturity school district bonds for Canyon County School District 131 and Madison County School District 321 declined modestly.

A couple of higher-quality, shorter-maturity bonds were notable laggards for Delaware Tax-Free New York Fund: New York State Dormitory Authority bonds and pre-refunded Onondaga Civic Development Corporation bonds for the St. Joseph’s Hospital Health Center.

Of final note, bonds for the University of Pittsburgh Medical Center, whose relatively high credit rating and 2025 maturity proved unattractive to investors, hampered performance for

Delaware Tax-Free Pennsylvania Fund.In addition, the Fund’s position in pre-refunded bonds for the Pocono Medical Center detracted from performance.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+1.11%	+4.50%	+4.15%	+5.16%
Including sales charge	-3.43%	+3.55%	+3.67%	+4.98%
Class C (Est. May 26, 1994)
Excluding sales charge	+0.36%	+3.72%	+3.37%	+3.95%
Including sales charge	-0.62%	+3.72%	+3.37%	+3.95%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+1.36%	n/a	n/a	+4.62%
Including sales charge	+1.36%	n/a	n/a	+4.62%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware Tax-Free Arizona Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s,

Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,336

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$12,344
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936

Performance summaries

Delaware Tax-Free Arizona Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 12.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+1.00%	+5.07%	+4.97%	+5.38%
Including sales charge	-3.56%	+4.11%	+4.48%	+5.18%
Class C (Est. April 9, 1996)
Excluding sales charge	+0.25%	+4.30%	+4.19%	+4.52%
Including sales charge	-0.72%	+4.30%	+4.19%	+4.52%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+1.26%	n/a	n/a	+5.12%
Including sales charge	+1.26%	n/a	n/a	+5.12%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware Tax-Free California Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s,

Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.01%	1.76%	0.76%
Net expenses (including fee waivers, if any)	0.82%	1.57%	0.57%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,505
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$12,623
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936

Performance summaries

Delaware Tax-Free California Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 13 through 16.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+1.22%	+4.64%	+4.23%	+5.62%
Including sales charge	-3.32%	+3.68%	+3.75%	+5.47%
Class C (Est. May 6, 1994)
Excluding sales charge	+0.47%	+3.85%	+3.46%	+4.04%
Including sales charge	-0.51%	+3.85%	+3.46%	+4.04%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+1.47%	n/a	n/a	+4.78%
Including sales charge	+1.47%	n/a	n/a	+4.78%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware Tax-Free Colorado Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s,

Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,456

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$12,436
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936

Performance summaries

Delaware Tax-Free Colorado Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 20.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+0.56%	+3.58%	+3.43%	+4.71%
Including sales charge	-3.95%	+2.63%	+2.96%	+4.51%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	-0.19%	+2.81%	+2.66%	+3.90%
Including sales charge	-1.17%	+2.81%	+2.66%	+3.90%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.82%	n/a	n/a	+3.76%
Including sales charge	+0.82%	n/a	n/a	+3.76%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware Tax-Free Idaho Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s,

Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.00%	1.75%	0.75%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,384

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$11,878

Performance summaries

Delaware Tax-Free Idaho Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 24.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+0.60%	+4.64%	+4.53%	+5.50%
Including sales charge	-3.95%	+3.68%	+4.04%	+5.34%
Class C (Est. April 26, 1995)
Excluding sales charge	-0.16%	+3.86%	+3.75%	+3.87%
Including sales charge	-1.14%	+3.86%	+3.75%	+3.87%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+0.93%	n/a	n/a	+4.72%
Including sales charge	+0.93%	n/a	n/a	+4.72%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware Tax-Free New York Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s,

Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.03%	1.78%	0.78%
(without fee waivers)
Net expenses	0.80%	1.55%	0.55%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263
Delaware Tax-Free New York Fund — Class A shares	$9,550	$14,860

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$12,404
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936

Performance summaries

Delaware Tax-Free New York Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 25 through 28.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+0.93%	+4.53%	+4.36%	+5.47%
Including sales charge	-3.58%	+3.56%	+3.88%	+5.35%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.16%	+3.74%	+3.57%	+3.60%
Including sales charge	-0.81%	+3.74%	+3.57%	+3.60%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+1.16%	n/a	n/a	+4.61%
Including sales charge	+1.16%	n/a	n/a	+4.61%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+3.87%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 30. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that

Performance summaries

Delaware Tax-Free Pennsylvania Fund

contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2017 to Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.94%	1.70%	0.70%
(without fee waivers)
Net expenses	0.88%	1.64%	0.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

For period beginning Aug. 31, 2008 through Aug. 31, 2018	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,263
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,627

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2018

For period beginning Dec. 31, 2013 through Aug. 31, 2018	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$12,342
Bloomberg Barclays Municipal Bond Index	$10,000	$11,936

Performance summaries

Delaware Tax-Free Pennsylvania Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 29 through 32.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2018 to August 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2018 to Aug. 31, 2018.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from March 1, 2018 to August 31, 2018 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,016.50	0.84%	$4.27
Class C	1,000.00	1,012.60	1.59%	8.07
Institutional Class	1,000.00	1,016.90	0.59%	3.00

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,017.10	0.82%	$4.17
Class C	1,000.00	1,013.30	1.57%	7.97
Institutional Class	1,000.00	1,018.40	0.57%	2.90

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,014.40	0.84%	$4.27
Class C	1,000.00	1,010.60	1.59%	8.06
Institutional Class	1,000.00	1,015.70	0.59%	3.00

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,014.70	0.86%	$4.37
Class C	1,000.00	1,010.90	1.61%	8.16
Institutional Class	1,000.00	1,016.00	0.61%	3.10

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class C	1,000.00	1,017.09	1.61%	8.19
Institutional Class	1,000.00	1,022.13	0.61%	3.11

Disclosure of Fund expenses

For the six-month period from March 1, 2018 to August 31, 2018 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,013.50	0.80%	$4.06
Class C	1,000.00	1,009.60	1.55%	7.85
Institutional Class	1,000.00	1,014.70	0.55%	2.79

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class C	1,000.00	1,017.39	1.55%	7.88
Institutional Class	1,000.00	1,022.43	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*

Actual Fund return†
Class A	$1,000.00	$1,015.30	0.88%	$4.47
Class C	1,000.00	1,010.10	1.64%	8.31
Institutional Class	1,000.00	1,015.20	0.64%	3.25

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class C	1,000.00	1,016.94	1.64%	8.34
Institutional Class	1,000.00	1,021.98	0.64%	3.26

*“

Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.09%
Corporate Revenue Bonds	10.77%
Education Revenue Bonds	28.80%
Electric Revenue Bonds	2.90%
Healthcare Revenue Bonds	18.82%
Lease Revenue Bonds	5.13%
Local General Obligation Bond	0.35%
Pre-Refunded Bonds	9.63%
Special Tax Revenue Bonds	6.23%
Transportation Revenue Bonds	8.43%
Water & Sewer Revenue Bonds	7.03%
Short-Term Investment	0.39%
Total Value of Securities	98.48%
Receivables and Other Assets Net of Liabilities	1.52%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Arizona	95.33%
Guam	2.08%
Puerto Rico	1.07%
Total Value of Securities	98.48%

Security type / sector allocations
Delaware Tax-Free California Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	99.70%
Corporate Revenue Bonds	5.81%
Education Revenue Bonds	19.24%
Electric Revenue Bond	0.58%
Healthcare Revenue Bonds	21.37%
Housing Revenue Bonds	4.21%
Lease Revenue Bonds	10.70%
Local General Obligation Bonds	2.94%
Pre-Refunded Bonds	10.05%
Resource Recovery Revenue Bond	1.05%
Special Tax Revenue Bonds	1.11%
State General Obligation Bonds	8.50%
Transportation Revenue Bonds	11.96%
Water & Sewer Revenue Bonds	2.18%
Short-Term Investment	0.33%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.84%
Corporate Revenue Bonds	1.41%
Education Revenue Bonds	11.15%
Electric Revenue Bonds	3.74%
Healthcare Revenue Bonds	24.16%
Housing Revenue Bonds	0.09%
Lease Revenue Bonds	3.35%
Local General Obligation Bonds	14.02%
Pre-Refunded Bonds	7.21%
Special Tax Revenue Bonds	19.44%
Transportation Revenue Bonds	12.94%
Water & Sewer Revenue Bonds	1.33%
Short-Term Investments	0.59%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	96.02%
Guam	1.89%
Puerto Rico	1.00%
US Virgin Islands	0.52%
Total	99.43%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.53%
Corporate Revenue Bonds	3.31%
Education Revenue Bonds	16.10%
Electric Revenue Bonds	3.36%
Healthcare Revenue Bonds	12.76%
Housing Revenue Bonds	1.03%
Lease Revenue Bonds	9.95%
Local General Obligation Bonds	25.76%
Pre-Refunded Bonds	6.91%
Special Tax Revenue Bonds	14.14%
Transportation Revenue Bonds	4.42%
Water & Sewer Revenue Bonds	0.79%
Short-Term Investment	0.88%
Total Value of Securities	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	4.74%
Idaho	91.97%
Puerto Rico	1.10%
US Virgin Islands	1.60%
Total	99.41%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	100.48%
Corporate Revenue Bonds	8.43%
Education Revenue Bonds	22.68%
Electric Revenue Bonds	3.58%
Healthcare Revenue Bonds	15.16%
Lease Revenue Bonds	8.68%
Local General Obligation Bonds	2.24%
Pre-Refunded Bonds	11.38%
Resource Recovery Revenue Bond	1.75%
Special Tax Revenue Bonds	16.56%
State General Obligation Bond	0.58%
Transportation Revenue Bonds	6.56%
Water & Sewer Revenue Bonds	2.88%
Short-Term Investments	0.29%
Total Value of Securities	100.77%
Liabilities Net of Receivables and Other Assets	(0.77%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.29%
New York	100.48%
Total Value of Securities	100.77%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.77%
Corporate Revenue Bonds	5.72%
Education Revenue Bonds	14.42%
Healthcare Revenue Bonds	29.26%
Housing Revenue Bond	0.48%
Lease Revenue Bonds	3.63%
Local General Obligation Bonds	4.27%
Pre-Refunded/Escrowed to Maturity Bonds	21.81%
Resource Recovery Revenue Bonds	0.62%
Special Tax Revenue Bonds	3.71%
State General Obligation Bond	0.64%
Transportation Revenue Bonds	10.14%
Water & Sewer Revenue Bonds	4.07%
Short-Term Investments	0.60%
Total Value of Securities	99.37%
Receivables and Other Assets Net of Liabilities	0.63%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.79%
Pennsylvania	98.58%
Total Value of Securities	99.37%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 98.09%

Corporate Revenue Bonds – 10.77%
Chandler Industrial Development Authority Revenue
(Intel Corporation Project) 2.70% 12/1/37 (AMT) ●	1,000,000	$1,003,210
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	1,572,885
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,510,184
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,121,620
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	870,000	1,033,952

		8,241,851

Education Revenue Bonds – 28.80%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,557,615
Arizona Industrial Development Authority Revenue
(Academies of Math & Science Projects) Series A 5.00% 7/1/51	1,000,000	1,092,320
(ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	350,000	350,518
(American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	400,000	420,932
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,021,830
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	700,115
5.125% 5/15/40	1,305,000	1,366,100
La Paz County Industrial Development Authority Revenue
(Charter School Solutions-Harmony Public Schools Project) Series A 5.00% 2/15/48	100,000	106,422
Maricopa County Industrial Development Authority Revenue
(Greathearts Arizona Projects) Series A 5.00% 7/1/52	725,000	804,576
(Paradise Schools Projects) 144A 5.00% 7/1/36 #	500,000	523,010
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	817,931
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,153,550
Northern Arizona University
5.00% 6/1/36	475,000	507,271

Schedules of investments
Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Northern Arizona University
5.00% 6/1/41	1,240,000	$1,321,530
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,032,590
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,299,900
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	500,825
(Great Hearts Academic Project) 5.00% 7/1/46	1,000,000	1,053,160
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,144,040
Pima County Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	100,000	100,986
144A 5.00% 6/15/52 #	90,000	90,578
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	944,270
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	685,920
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	981,372
University of Arizona Board of Regents
Series A 5.00% 6/1/38	1,000,000	1,103,500
Unrefunded Balance Series A 5.00% 6/1/25	335,000	369,240

		22,050,101

Electric Revenue Bonds – 2.90%
Salt River Project Agricultural Improvement & Power
District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,089,660
Series A 5.00% 12/1/45	1,000,000	1,130,930

		2,220,590

Healthcare Revenue Bonds – 18.82%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,615,305
Series A 5.00% 1/1/44	1,000,000	1,093,550
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,057,277
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,099,830
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	273,605
Maricopa County Industrial Development Authority Health Facilities Revenue
(Banner Health) Series A 4.00% 1/1/41	1,000,000	1,031,400

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	$2,580,425
Maricopa County Industrial Development Authority Senior Living Facility Revenue
(Christian Care Surprise Project) 144A 6.00% 1/1/48 #	405,000	413,732
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project) Series A 6.00% 7/1/33	790,000	821,655
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,283,424
(Mirabella at ASU Project) Series A 144A 6.125% 10/1/52 #	250,000	275,668
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	2,190,420
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	329,751
Series A 5.25% 8/1/32	300,000	339,744

		14,405,786

Lease Revenue Bonds – 5.13%
Arizona Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,553,055
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,002,220
Arizona Sports & Tourism Authority Senior Revenue
(Multipurpose Stadium Facility) Series A 5.00% 7/1/36	350,000	368,483
Maricopa County Industrial Development Authority
Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,300

		3,926,058

Local General Obligation Bond – 0.35%
Pinal County Community College District
4.00% 7/1/31	250,000	265,157

		265,157

Pre-Refunded Bonds – 9.63%
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25-19 §	1,250,000	1,284,550

Schedules of investments
Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33-20 §	1,250,000	$1,329,263
Phoenix Industrial Development Authority
(Great Hearts Academic Project)
6.30% 7/1/42-21 §	500,000	560,010
6.40% 7/1/47-21 §	500,000	561,380
Pinal County Electric District No. 3
5.25% 7/1/41-21 §	750,000	819,570
University Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,000,000	2,078,000
University of Arizona Board of Regents
Series A 5.00% 6/1/25-22 §	665,000	738,788

		7,371,561

Special Tax Revenue Bonds – 6.23%
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	629,497
Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,143,070
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	572,174
Series A 5.25% 1/1/36	705,000	746,292
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,093,620
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	582,895

		4,767,548

Transportation Revenue Bonds – 8.43%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/32	1,500,000	1,705,440
5.00% 7/1/35	500,000	575,260
Phoenix Civic Improvement Airport Revenue
Series B 5.00% 7/1/37	1,000,000	1,145,630
(Junior Lien) Series A 5.00% 7/1/45	1,000,000	1,109,490
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	1,920,817

		6,456,637

Water & Sewer Revenue Bonds – 7.03%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,156,480
Central Arizona Water Conservation District
(Central Arizona Project) 5.00% 1/1/31	600,000	691,110

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Guam Government Waterworks Authority Revenue
5.00% 7/1/37	250,000	$276,840
Mesa Utility System Revenue
4.00% 7/1/31	850,000	910,681
Phoenix Civic Improvement Corporation
(Junior Lien)
5.00% 7/1/27	1,000,000	1,178,140
5.00% 7/1/31	1,000,000	1,165,770

		5,379,021

Total Municipal Bonds (cost $72,592,697)		75,084,310

Short-Term Investment – 0.39%

Variable Rate Demand Note – 0.39%¤
Arizona Health Facilities Authority (Banner Health) Series B
1.45% 1/1/46 (LOC - BK TOKYO-MITSUBISHI UFJ)	300,000	300,000

Total Short-Term Investment (cost $300,000)		300,000

Total Value of Securities – 98.48% (cost $72,892,697)		$75,384,310

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $3,208,014, which represents 4.19% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on

Schedules of investments

Delaware Tax-Free Arizona Fund

current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 99.70%

Corporate Revenue Bonds – 5.81%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,030,120
Golden State Tobacco Securitization Settlement Revenue (Asset-Backed)
Series A-1 5.00% 6/1/29	1,000,000	1,148,550
Series A-1 5.00% 6/1/47	1,000,000	1,028,050
Series A-1 5.25% 6/1/47	1,500,000	1,564,950
(Capital Appreciation Asset-Backed) Subordinate Series B 1.548% 6/1/47 ^	1,615,000	286,711
M-S-R Energy Authority Revenue
Series B 6.50% 11/1/39	500,000	702,295

		5,760,676

Education Revenue Bonds – 19.24%
California Educational Facilities Authority
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,118,880
California Municipal Finance Authority
(Bella Mente Montessori Academy Project) Series A 144A 5.00% 6/1/48 #	500,000	527,580
(Biola University) 5.00% 10/1/39	1,000,000	1,130,650
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,117,060
(Creative Center of Los Altos Project – Pinewood School & Oakwood School) Series B 144A 4.50% 11/1/46 #	500,000	500,990
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	504,180
(Palmdale Aerospace Academy Project) Series A 144A 5.00% 7/1/46 #	500,000	512,985
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,274,908
California Public Finance Authority University Housing Revenue
(NCCD – Claremont Properties LLC – Claremont Colleges Project) Series A 144A 5.00% 7/1/32 #	500,000	531,845
California School Finance Authority
(Aspire Public Schools – Obligated Group) Series A 144A 5.00% 8/1/45 #	715,000	763,527
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/42 #	500,000	452,915
(Escuela Popular Project) 144A 6.50% 7/1/50 #	250,000	250,967
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,074,770
(Grimmway Schools – Obligated Group) Series A 144A 5.00% 7/1/36 #	500,000	514,970

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
California School Finance Authority
(ICEF - View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	$609,017
(KIPP LA Projects) Series A 5.125% 7/1/44	1,000,000	1,083,780
(Partnerships to Uplift Communities Valley Project) Series A 144A 6.75% 8/1/44 #	1,000,000	1,075,570
California State University Systemwide Revenue Series A 5.00% 11/1/47	1,000,000	1,150,610
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools - Animo Inglewood Charter High School Project) Series A 7.25% 8/1/41	800,000	892,952
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	866,573
(Culinary Institute of America Project) Series B 5.00% 7/1/46	425,000	464,925
California Statewide Communities Development Authority Student Housing Revenue
(University of California Irvine East Campus Apartments)
5.00% 5/15/24	40,000	45,412
5.375% 5/15/38	1,000,000	1,061,520
Mt. San Antonio Community College District Convertible
Capital Appreciation Election 2008
Series A 0.00% 8/1/28 ~	1,000,000	971,030
University of California General Revenue
Series AZ 5.25% 5/15/58	490,000	576,260

		19,073,876

Electric Revenue Bond – 0.58%
Imperial Irrigation District Electric System Revenue
Series C 5.00% 11/1/36	500,000	573,080

		573,080

Healthcare Revenue Bonds – 21.37%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	926,381
(Sharp HealthCare) Series A 5.00% 8/1/28	250,000	273,185
California Health Facilities Financing Authority Revenue
(Cedars-Sinai Medical Center) Series B 4.00% 8/15/36	1,000,000	1,048,550
(Children’s Hospital Los Angeles)
Series A 5.00% 11/15/34	500,000	536,260
Series A 5.00% 8/15/47	500,000	557,160
(Dignity Health) Series E 5.625% 7/1/25	1,000,000	1,030,220

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Health Facilities Financing Authority Revenue
(Kaiser Permanente) Subordinate Series A-2 4.00% 11/1/44	1,005,000	$1,036,868
(Lucile Salter Packard Children’s Hospital at Stanford)
Series A 5.00% 8/15/33	1,000,000	1,151,870
Series A 5.00% 11/15/56	1,000,000	1,128,750
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,034,070
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,093,970
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	750,000	830,707
Series A 5.00% 2/1/47	250,000	275,945
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	544,190
California Statewide Communities Development Authority Revenue
(Adventist Health System/West) Series A 4.00% 3/1/48	1,000,000	1,021,270
(BE.Group) 144A 7.25% 11/15/41 #	500,000	528,970
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,128,920
(Episcopal Communities & Services) 5.00% 5/15/32	600,000	645,126
(Huntington Memorial Hospital) 4.00% 7/1/48	500,000	512,240
(Loma Linda University Medical Center)
Series A 144A 5.25% 12/1/48 #	100,000	110,334
Series A 144A 5.25% 12/1/56 #	725,000	782,761
Series A 144A 5.50% 12/1/58 #	400,000	441,524
(Marin General Hospital - Green Bonds) Series A 4.00% 8/1/45	500,000	508,230
(Rady Children’s Hospital - San Diego) Series B 5.00% 8/15/28	600,000	726,636
(Redlands Community Hospital) 5.00% 10/1/46	1,000,000	1,097,290
La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	786,173
Palomar Health
5.00% 11/1/47 (AGM)	500,000	561,630
San Buenaventura
(Community Memorial Health Systems) 7.50% 12/1/41	785,000	871,656

		21,190,886

Housing Revenue Bonds – 4.21%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 4.00% 8/15/42	1,270,000	1,281,405
Series A 5.50% 8/15/47	750,000	807,397

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	$1,085,820
Santa Clara County Multifamily Housing Authority Revenue
(RiverTown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,000,850

		4,175,472

Lease Revenue Bonds – 10.70%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,084,090
California Infrastructure & Economic Development Bank
(Academy of Motion Picture Arts & Sciences Obligated Group) Series A 5.00% 11/1/41	1,000,000	1,114,560
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,178,860
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	625,215
California State Public Works Board Lease Revenue
(Department of Corrections and Rehabilitation) Series C 5.00% 10/1/26	1,000,000	1,097,420
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,121,430
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,112,920
San Diego County
(Sanford Burnham Prebys Medical Discovery Institute)
Series A 5.00% 11/1/28	500,000	571,560
Series A 5.00% 11/1/30	475,000	539,353
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,117,670
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,047,270

		10,610,348

Local General Obligation Bonds – 2.94%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL) ^	1,000,000	823,610
Marin Healthcare District Election 2013
Series A 4.00% 8/1/47	1,000,000	1,043,400

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
West Contra Costa Unified School District 2012 Election
Series C 4.00% 8/1/41	1,000,000	$1,042,890

		2,909,900

Pre-Refunded Bonds – 10.05%
Abag Finance Authority for Nonprofit Corporations
(Sharp HealthCare) Series B 6.25% 8/1/39-19 §	1,000,000	1,043,660
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25-21 §	800,000	869,744
California
(Various Purpose) 6.00% 4/1/38-19 §	185,000	189,939
California Department of Water Resources
(Central Valley Project) Unrefunded Series AG 5.00% 12/1/28-19 §	75,000	78,293
California Health Facilities Financing Authority Revenue
(Dignity Health) Series A 6.00% 7/1/39-19 §	855,000	886,592
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45-20 §	950,000	1,026,494
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36-20 §	250,000	268,597
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	298,774
Unrefunded 6.875% 8/1/39-19 §	215,000	225,391
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	890,952
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	894,280
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39-20 §	1,000,000	1,091,890
San Diego Public Facilities Financing Authority Lease Revenue
(Master Refunding Project) Series A 5.25% 3/1/40-20 §	1,000,000	1,073,620
San Francisco City & County Public Utilities Commission Water Revenue
(Water System Improvement Program) Subordinate Series A 5.00% 11/1/32-21 §	1,015,000	1,120,763

		9,958,989

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Resource Recovery Revenue Bond – 1.05%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	$1,040,280

		1,040,280

Special Tax Revenue Bonds – 1.11%
San Francisco City & County Redevelopment Successor Agency
(Mission Bay South Redevelopment Project) Series B 5.00% 8/1/43 (NATL)	500,000	564,275
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	533,555

		1,097,830

State General Obligation Bonds – 8.50%
California
(Various Purpose)
5.00% 9/1/26	500,000	601,645
5.00% 8/1/27	750,000	894,405
5.00% 8/1/46	1,000,000	1,142,830
5.00% 11/1/47	1,000,000	1,154,710
5.25% 3/1/30	1,000,000	1,053,030
5.25% 4/1/35	1,000,000	1,108,570
5.25% 11/1/40	1,000,000	1,073,260
6.00% 3/1/33	1,000,000	1,065,090
Unrefunded 6.00% 4/1/38	330,000	338,174

		8,431,714

Transportation Revenue Bonds – 11.96%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	558,665
California Municipal Finance Authority Senior Lien
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	1,000,000	1,114,890
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	548,770
Los Angeles Department of Airports
(Los Angeles International Airport)
Senior Series D 5.00% 5/15/36 (AMT)	1,000,000	1,125,610
Subordinate Series B 5.00% 5/15/33	1,000,000	1,055,210
Riverside County Transportation Commission Senior Lien
(Current Interest Obligations) Series A 5.75% 6/1/44	500,000	554,000
Sacramento County Airport System Revenue
Series C 5.00% 7/1/39 (AMT)	1,000,000	1,141,580
Subordinate Series B 5.00% 7/1/41	500,000	566,630

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
San Diego Association of Governments South Bay Expressway Revenue
(1st Senior Lien) Series A 5.00% 7/1/42	1,000,000	$1,148,130
San Diego County Regional Airport Authority Revenue
Subordinate Series A 5.00% 7/1/47	375,000	426,510
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	873,228
San Francisco City & County Airports Commission
(San Francisco International Airport) Second Series B 5.00% 5/1/46 (AMT)	1,000,000	1,107,720
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,636,080

		11,857,023

Water & Sewer Revenue Bonds – 2.18%
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,116,140
San Francisco City & County Public Utilities Commission Water Revenue
Subordinate Series A 4.00% 11/1/39	1,000,000	1,048,200

		2,164,340

Total Municipal Bonds (cost $94,779,545)		98,844,414

Short-Term Investment – 0.33%

Variable Rate Demand Note – 0.33%¤
California Municipal Finance Authority
(Chevron USA – Recovery Zone Project)
Series A 1.29% 11/1/35	325,000	325,000

Total Short-Term Investment (cost $325,000)		325,000

Total Value of Securities – 100.03% (cost $95,104,545)		$99,169,414

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $9,690,948, which represents 9.78% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

Schedules of investments

Delaware Tax-Free California Fund

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

^	Zero coupon security. The rate shown is the effective yield at the time of purchase.

~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at Aug. 31, 2018.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICEF – Inner City Education Foundation

NATL – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 98.84%

Corporate Revenue Bonds – 1.41%
Denver City & County
(United Airlines Project) 5.00% 10/1/32 (AMT)	415,000	$444,888
Public Authority for Colorado Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	1,750,000	2,408,857

		2,853,745

Education Revenue Bonds – 11.15%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	505,435
5.00% 11/1/44	890,000	894,156
144A 5.25% 7/1/46 #	1,350,000	1,362,987
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	2,280,000	2,284,606
7.45% 8/1/48	1,000,000	1,143,630
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	1,490,000	1,698,823
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,281,618
(Charter School Project) 5.00% 7/15/37	1,150,000	1,231,052
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,948,057
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,067,160
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	458,739
5.00% 12/1/42	540,000	541,183
(Loveland Classical Schools Project)
144A 5.00% 7/1/36 #	625,000	640,400
144A 5.00% 7/1/46 #	500,000	507,730
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	767,221
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	883,039
144A 5.50% 7/1/49 #	870,000	896,544
(University of Denver Project)
Series A 4.00% 3/1/35	400,000	421,188
Series A 4.00% 3/1/36	550,000	576,637
(University of Lab Charter School) 5.00% 12/15/45	500,000	523,870
(Vail Mountain School Project) 4.00% 5/1/46	80,000	78,276
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	890,000	891,460
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,962,195

		22,566,006

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 3.74%
Colorado Springs Utilities System Revenue
Series A 5.00% 11/15/40	1,500,000	$1,700,040
Series A 5.00% 11/15/45	750,000	845,865
Fort Collins City Electric Utility Enterprise Revenue
Series A 5.00% 12/1/42	1,000,000	1,151,350
Platte River Power Authority Revenue
Series JJ 5.00% 6/1/27	3,300,000	3,872,022

		7,569,277

Healthcare Revenue Bonds – 24.16%
Colorado Health Facilities Authority Revenue
(American Baptist)
7.625% 8/1/33	150,000	169,121
8.00% 8/1/43	1,000,000	1,141,520
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,565,148
Series A 5.00% 2/1/41	2,250,000	2,324,520
Series A 5.25% 2/1/33	1,000,000	1,048,020
Series A 5.25% 1/1/45	3,000,000	3,210,000
Series D 6.25% 10/1/33	2,000,000	2,006,960
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,547,805
6.375% 1/1/41	1,000,000	1,073,130
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,268,360
Series A 5.00% 12/1/35	1,000,000	1,081,810
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,798,305
(Evangelical Lutheran)
5.00% 12/1/42	2,500,000	2,639,200
5.625% 6/1/43	1,150,000	1,262,113
(Frasier Meadows Retirement Community Project)
Series A 5.25% 5/15/37	485,000	529,867
Series B 5.00% 5/15/48	660,000	694,881
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	2,000,000	2,213,580
(National Jewish Health Project) 5.00% 1/1/27	300,000	308,007
(NCMC Project) 4.00% 5/15/32	2,000,000	2,094,380
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,313,459
(Sisters of Charity of Leavenworth Health System)
Series B 5.25% 1/1/25	2,500,000	2,609,450
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	990,614
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,117,880

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Valley View Hospital Association Project) Series A 4.00% 5/15/35	685,000	$700,638
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,608,350
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,945,000	2,022,936
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	2,576,383

		48,916,437

Housing Revenue Bonds – 0.09%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	95,000	95,423
Series AA 4.50% 11/1/23 (GNMA)	95,000	95,286

		190,709

Lease Revenue Bonds – 3.35%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,457,690
Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	660,000	748,486
5.00% 6/15/36	1,055,000	1,186,337
Denver Health & Hospital Authority
4.00% 12/1/38	750,000	747,900
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,647,540

		6,787,953

Local General Obligation Bonds – 14.02%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	321,804
4.00% 12/1/31	1,000,000	1,069,300
5.00% 12/1/32	500,000	586,315
Arapahoe County School District No. 1 Englewood
4.00% 12/1/30	1,500,000	1,603,950
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,283,104
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,110,590

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	$2,343,641
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,309,007
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	358,383
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,289,398
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	378,796
5.50% 12/1/38	455,000	483,160
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork
Series 1 4.00% 12/15/31	1,300,000	1,386,138
Grand River Hospital District
5.25% 12/1/35 (AGM)	1,000,000	1,155,040
5.25% 12/1/37 (AGM)	325,000	373,269
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,469,963
Leyden Rock Metropolitan District No 10
Series A 5.00% 12/1/45	1,000,000	1,026,320
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,459,497
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,023,740
Weld County Reorganized School District No. RE-8
5.00% 12/1/31	990,000	1,150,796
5.00% 12/1/32	660,000	765,620
Weld County School District No. RE-1
5.00% 12/15/31 (AGM)	1,000,000	1,151,130
Weld County School District No. RE-3J
5.00% 12/15/34 (BAM)	2,000,000	2,291,180

		28,390,141

Pre-Refunded Bonds – 7.21%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,526,700
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32-21 §	2,000,000	2,156,940

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Colorado Health Facilities Authority Revenue
(Total Long-Term Care)
Series A 6.00% 11/15/30-20 §	2,365,000	$2,573,971
Series A 6.25% 11/15/40-20 §	750,000	820,283
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27-19 §	1,795,000	1,838,672
Series HH 5.00% 6/1/29-19 §	2,355,000	2,412,297
University of Colorado
Series A 5.00% 6/1/33-23 §	2,000,000	2,263,160

		14,592,023

Special Tax Revenue Bonds – 19.44%
Broomfield Colorado Sales & USE Tax Revenue
5.00% 12/1/33	1,000,000	1,165,560
Canyons Metropolitan District No. 5
Series A 6.125% 12/1/47	500,000	510,330
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	768,406
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,643,355
Denver City & County
Series A 5.00% 8/1/26	500,000	588,760
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/40	2,660,000	2,897,591
Denver International Business Center
Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,797,145
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,457,513
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,525,000	2,592,342
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,312,325
Series A 5.25% 1/1/36	1,675,000	1,773,105
Lincoln Park Metropolitan District
5.00% 12/1/46 (AGM)	1,000,000	1,119,160
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,304,835
Prairie Center Metropolitan District No. 3
Series A 144A 5.00% 12/15/41 #	1,000,000	1,023,750
Regional Transportation District
(Fastracks Project)

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Regional Transportation District
Series A 5.00% 11/1/30	670,000	$784,778
Series A 5.00% 11/1/31	1,495,000	1,745,143
Series A 5.00% 11/1/36	2,750,000	3,160,190
Series B 5.00% 11/1/33	1,865,000	2,189,342
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,625,085
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,516,294
6.00% 1/15/41	2,400,000	2,507,088
Solaris Metropolitan District No. 3
(Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	515,080
Southlands Metropolitan District No. 1
Series A-1 5.00% 12/1/37	300,000	322,485
Series A-1 5.00% 12/1/47	700,000	745,787
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,001,929
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	780,737
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	485,000	543,311
Series B 5.00% 12/1/36	810,000	905,426
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	1,048,300

		39,345,152

Transportation Revenue Bonds – 12.94%
Colorado High Performance Transportation Enterprise Revenue
(C-470 Express Lanes) 5.00% 12/31/56	2,000,000	2,156,960
(Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	2,140,000	2,346,767
Denver City & County Airport System Revenue
Series A 4.00% 12/1/48 (AMT)	1,000,000	1,002,450
Series A 5.00% 11/15/30 (AMT)	1,750,000	2,017,190
Series A 5.00% 12/1/48 (AMT)	2,000,000	2,236,100
Series A 5.25% 11/15/36	2,500,000	2,598,675
Series B 5.00% 11/15/30	1,000,000	1,101,440
Series B 5.00% 11/15/32	1,000,000	1,099,770
Series B 5.00% 11/15/37	8,000,000	8,764,720

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	$734,484
Series C 5.375% 9/1/26	2,000,000	2,131,780

		26,190,336

Water & Sewer Revenue Bonds – 1.33%
Dominion Water & Sanitation District
6.00% 12/1/46	750,000	796,013
Guam Government Waterworks Authority Water & Wastewater System Revenue
5.00% 7/1/37	675,000	747,468
Parker Water & Sanitation District
5.00% 11/1/42	1,000,000	1,146,970

		2,690,451

Total Municipal Bonds (cost $192,617,496)		200,092,230

	Number of shares

Short-Term Investments – 0.59%

Money Market Mutual Fund – 0.07%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.40%)	146,537	146,537

		146,537

	Principal amount°
Variable Rate Demand Note – 0.52%¤
Denver City & County Series A2 1.43% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	1,050,000	1,050,000

		1,050,000

Total Short-Term Investments (cost $1,196,537)		1,196,537

Total Value of Securities – 99.43% (cost $193,814,033)		$201,288,767

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $10,288,412, which represents 5.08% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

Schedules of investments

Delaware Tax-Free Colorado Fund

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

GNMA – Government National Mortgage Association collateral

N.A. – National Association

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 98.53%

Corporate Revenue Bonds – 3.31%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,250,000	$1,247,900
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,007,300

		3,255,200

Education Revenue Bonds – 16.10%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,270,787
Series A 5.00% 4/1/42	1,350,000	1,458,864
Series A 5.00% 4/1/47	500,000	564,595
Series A 5.00% 4/1/48	750,000	850,605
Idaho Housing & Finance Association
(Compass Public Charter School Project)
Series A 144A 6.00% 7/1/39 #	370,000	395,301
Series A 144A 6.00% 7/1/49 #	595,000	629,790
Series A 144A 6.00% 7/1/54 #	570,000	601,088
(Idaho Arts Charter School Project)
Series A 5.00% 12/1/38	1,000,000	1,063,760
Series A 144A 5.00% 12/1/46 #	1,000,000	1,044,980
(North Star Charter School Project)
Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #^	2,888,155	383,402
Series A 6.75% 7/1/48	529,151	550,095
(Victory Charter School Project) Series B 5.00% 7/1/39	1,000,000	1,061,000
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,275,000	1,352,686
University of Idaho
Series 2011 5.25% 4/1/41 ●	1,755,000	1,885,835
Series A 5.00% 4/1/41	1,000,000	1,153,620
Series B 5.00% 4/1/28	1,000,000	1,046,350
Series B 5.00% 4/1/32	500,000	522,780

		15,835,538

Electric Revenue Bonds – 3.36%
Boise-Kuna Irrigation District Revenue
(Idaho Arrowrock Hydroelectric Project) 5.00% 6/1/34	2,000,000	2,219,960
Guam Power Authority Revenue
Series A 5.00% 10/1/40	1,000,000	1,083,340

		3,303,300

Healthcare Revenue Bonds – 12.76%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	2,350,000	2,497,768
(St. Luke’s Health System Project)

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Idaho Health Facilities Authority Revenue
Series A 5.00% 3/1/47	1,500,000	$1,584,900
Series A 6.75% 11/1/37	1,250,000	1,260,100
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	1,454,181
Series D 5.00% 12/1/32	1,500,000	1,635,810
Series D 5.00% 12/1/46	750,000	841,230
(Valley Vista Care Corporation)
Series A 5.25% 11/15/37	1,005,000	1,051,923
Series A 5.25% 11/15/47	1,130,000	1,164,815
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project) Series A 6.00% 7/1/33	1,020,000	1,060,871

		12,551,598

Housing Revenue Bonds – 1.03%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	635,000	646,385
Series C Class II 4.95% 7/1/31	360,000	364,500

		1,010,885

Lease Revenue Bonds – 9.95%
Boise Urban Renewal Agency
5.00% 12/15/31	750,000	842,813
5.00% 12/15/32	750,000	841,080
Idaho Fish & Wildlife Foundation
5.00% 12/1/41	200,000	231,178
Idaho Housing & Finance Association Revenue
(Grant & Revenue Anticipation Bonds) Series A 5.00% 7/15/27	1,500,000	1,766,340
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,508,274
Series A 7.00% 2/1/36	1,500,000	1,641,120
Idaho State Building Authority Revenue
Series B 5.00% 9/1/40	1,250,000	1,365,950
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	503,507
Series A 4.50% 9/1/26	485,000	533,578
Series A 4.50% 9/1/27	505,000	553,339

		9,787,179

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds – 25.76%
Ada & Boise Counties Independent School District Boise City
5.00% 8/1/33	1,010,000	$1,182,791
5.00% 8/1/34	1,500,000	1,751,715
5.00% 8/1/35	1,160,000	1,350,878
5.00% 8/1/36	500,000	580,645
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,573,665
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement) 5.00% 9/15/35	1,100,000	1,269,818
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
Series B 5.00% 8/15/23	1,295,000	1,473,749
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,729,261
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,814,471
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,121,940
Series B 5.00% 9/15/24	1,480,000	1,646,130
Idaho Bond Bank Authority Revenue
Series A 4.00% 9/15/33	530,000	565,091
Series A 4.00% 9/15/37	1,000,000	1,054,700
Series A 5.00% 9/15/33	1,125,000	1,227,746
Series C 5.00% 9/15/42	500,000	574,730
Madison County School District No. 321 Rexburg
(Sales Tax & Credit Enhancement)
Series B 5.00% 8/15/25	1,080,000	1,261,624
Series B 5.00% 8/15/26	710,000	839,412
Nez Perce County Independent School District No. 1
(Sales Tax & Credit Enhancement)
Series B 5.00% 9/15/36	1,500,000	1,720,590
Series B 5.00% 9/15/37	1,300,000	1,488,032
Twin Falls County School District No. 411
(School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	1,098,150

		25,325,138

Pre-Refunded Bonds – 6.91%
Boise State University Revenue
(General Project) Series A 5.00% 4/1/39-19 §	1,000,000	1,019,620

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Bond Bank Authority Revenue
(State Intercept)
Series A 5.25% 9/15/26-19 §	570,000	$580,950
Unrefunded Series A 5.00% 9/15/28-19 §	890,000	906,171
Unrefunded Series A 5.25% 9/15/26-19 §	500,000	509,735
Idaho Health Facilities Authority Revenue
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35-20 (AGM) §	2,500,000	2,642,725
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,110,000	1,122,188
Puerto Rico Sales Tax Financing Revenue First
Subordinate
Series A 5.50% 8/1/28-19 §	15,000	15,511

		6,796,900

Special Tax Revenue Bonds – 14.14%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	572,174
Series A 5.25% 1/1/36	705,000	746,292
Series B-1 5.00% 1/1/42	1,425,000	1,487,329
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,882,962
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,537,095
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,041,910
5.90% 3/1/30	3,000,000	3,066,750
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) 5.00% 10/1/29 (AGM)	1,500,000	1,572,450

		13,906,962

Transportation Revenue Bonds – 4.42%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,038,240
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,072,960
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,230,576

		4,341,776

Water & Sewer Revenue Bonds – 0.79%
Guam Government Waterworks Authority
5.00% 7/1/40	370,000	408,543

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Guam Government Waterworks Authority
5.00% 1/1/46	335,000	$365,039

		773,582

Total Municipal Bonds (cost $94,504,301)		96,888,058

	Number of shares

Short-Term Investment – 0.88%

Money Market Mutual Fund – 0.88%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.40%)	861,413	861,413

Total Short-Term Investment (cost $861,413)		861,413

Total Value of Securities – 99.41%
(cost $95,365,714)		$97,749,471

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $4,096,471, which represents 4.17% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 100.48%

Corporate Revenue Bonds – 8.43%
Nassau County Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	1,055,000	$1,043,743
New York City Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners Project) 5.75% 10/1/36 (AMT)	350,000	353,237
New York Counties Tobacco Trust VI
(Tobacco Settlement Pass Through) Series C 5.00% 6/1/51	500,000	523,470
New York Liberty Development Revenue
(Second Priority - Bank of America Tower at One Bryant Park Project)
Class 2 5.625% 7/15/47	500,000	525,520
Class 3 6.375% 7/15/49	865,000	907,757
New York Transportation Development Corporation Special Facilities Revenue
(Delta Air Lines - LaGuardia Airport Terminals C&D
Redevelopment Project) 5.00% 1/1/36 (AMT)	1,000,000	1,109,150
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,060,572
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	757,085
TSASC Revenue
(Senior) Series A 5.00% 6/1/41	900,000	971,973

		7,252,507

Education Revenue Bonds – 22.68%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	226,903
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing Project)
Series A 6.00% 10/1/31	525,000	578,083
(Tapestry Charter School Project) Series A 5.00% 8/1/52	500,000	522,635
Build NYC Resource
(Bronx Charter School for Excellence Project)
Series A 5.00% 4/1/33	500,000	525,380
Series A 5.50% 4/1/43	500,000	529,970
(Inwood Academy for Leadership Charter School Project) Series A 144A 5.50% 5/1/48 #	500,000	522,040
(Manhattan College Project) 5.00% 8/1/47	500,000	557,755

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Build NYC Resource
(Metropolitan College of New York Project) 5.50% 11/1/44	1,100,000	$1,144,110
(Metropolitan Lighthouse Charter School Project) Series A 144A 5.00% 6/1/52 #	250,000	261,693
(The Packer Collegiate Institute Project) 5.00% 6/1/40	750,000	825,007
Dutchess County Local Development
(The Culinary Institute of America Project)
Series A-1 5.00% 7/1/41	200,000	219,504
Series A-1 5.00% 7/1/46	300,000	328,182
Hempstead Town Local Development
(Hofstra University Project) 5.00% 7/1/42	500,000	562,540
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	422,540
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
Series A 5.00% 10/1/22	340,000	372,711
Series A 5.00% 10/1/23	470,000	522,090
(St. John Fisher College Project) Series A 5.50% 6/1/39	300,000	340,611
(University of Rochester Project) Series C 4.00% 7/1/43	500,000	519,200
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,022,900
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	531,160
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	451,376
(Brooklyn Law School) 5.75% 7/1/33	340,000	348,643
(Cornell University) Series A 5.00% 7/1/34	170,000	174,529
(Fordham University) 5.00% 7/1/44	650,000	718,581
(Marymount Manhattan College) 5.00% 7/1/24	350,000	357,815
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,106,640
(Rockefeller University) Series A 5.00% 7/1/27	250,000	256,910
(Skidmore College) Series A 5.00% 7/1/21	325,000	353,015
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,096,190
(University of Rochester Project) Unrefunded Series A 5.125% 7/1/39	20,000	20,533
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	524,065
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,010,680

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Tompkins County Development
(Ithaca College Project)
5.00% 7/1/34	750,000	$837,967
5.00% 7/1/41	500,000	567,710
Troy Industrial Development Authority
(Rensselaer Polytechnic Institute Project) Series E 5.20% 4/1/37	500,000	538,345
Yonkers Economic Development Educational Revenue
(Charter School of Educational Excellence Project)
Series A 6.25% 10/15/40	600,000	621,744

		19,519,757

Electric Revenue Bonds – 3.58%
Long Island Power Authority Electric System Revenue
5.00% 9/1/47	500,000	564,405
Series A 5.00% 9/1/44	750,000	830,363
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	544,560
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	1,000,000	1,142,490

		3,081,818

Healthcare Revenue Bonds – 15.16%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Project) 5.25% 7/1/35	250,000	274,903
Dutchess County Local Development
(Health Quest Systems Project)
Series A 5.00% 7/1/34	350,000	385,357
Series A 5.00% 7/1/44	1,000,000	1,087,680
Guilderland Industrial Development Agency
(Albany Place Development Project) Series A 144A 5.875% 1/1/52 #	500,000	495,255
Monroe County Industrial Development
(The Rochester General Hospital Project)
5.00% 12/1/36	405,000	452,745
5.00% 12/1/46	540,000	591,840
Series A 5.00% 12/1/27	330,000	361,165
Series A 5.00% 12/1/28	655,000	715,483
(The Unity Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	632,870
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project)
5.00% 7/1/29	375,000	413,933

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project)
5.00% 7/1/33	725,000	$788,568
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	520,590
New York State Dormitory Authority Revenue
(Montefiore Obligated Group) Series A 4.00% 8/1/38	1,000,000	1,005,670
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	632,370
(New York University Hospitals Center) Series A 4.00% 7/1/40	465,000	476,286
(Orange Regional Medical Center Obligated Group)
144A 5.00% 12/1/34 #	500,000	552,455
144A 5.00% 12/1/45 #	700,000	755,965
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project) 6.50% 1/1/46	400,000	408,692
Saratoga County Capital Resource Revenue
(The Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	557,100
Southold Local Development Revenue
(Peconic Landing at Southold Project) 5.00% 12/1/45	750,000	780,915
Suffolk County Economic Development Revenue
(Catholic Health Services) Unrefunded 5.00% 7/1/28	430,000	461,657
(Peconic Landing at Southhold Project) 6.00% 12/1/40	650,000	694,070

		13,045,569

Lease Revenue Bonds – 8.68%
Hudson Yards Infrastructure
Unrefunded Fiscal 2012 Series A 5.75% 2/15/47	385,000	417,540
MTA Hudson Rail Yards Trust Obligations
(The Metropolitan Transportation Authority) Series A 5.00% 11/15/56	710,000	768,561
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	1,187,402
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,598,580
New York Liberty Development
(4 World Trade Center Project) 5.00% 11/15/31	500,000	542,620
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	1,800,000	1,894,770

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New York Liberty Development
(Class 2 - 3 World Trade Center Project) 144A 5.375% 11/15/40 #	500,000	$551,210
United Nations Development Revenue
(Senior Lien) Series A 5.00% 7/1/26	500,000	513,070

		7,473,753

Local General Obligation Bonds – 2.24%
New York City
Fiscal 2011 Series E 5.00% 8/1/28	125,000	132,313
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,117,170
Subordinate Series E-1 5.25% 3/1/35	500,000	593,665
Unrefunded Subordinate Series I-1 5.375% 4/1/36	25,000	25,512
New York State Dormitory Authority
(School District Financing Program)
Unrefunded Series A 5.00% 10/1/23	25,000	27,302
Unrefunded Series A 5.00% 10/1/25 (AGM)	30,000	31,843

		1,927,805

Pre-Refunded Bonds – 11.38%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40-20 §	500,000	531,450
6.375% 7/15/43-20 §	500,000	532,285
6.50% 7/15/30-20 §	500,000	533,125
Hudson Yards Infrastructure
Fiscal 2012 Series A 5.75% 2/15/47-21 §	615,000	674,384
Long Island Power Authority Electric System Revenue
Series A 5.75% 4/1/39-19 §	350,000	358,540
Series B 5.75% 4/1/33-19 §	250,000	256,100
Metropolitan Transportation Authority Revenue
Series C 5.00% 11/15/32-22 §	500,000	563,485
Series C 6.50% 11/15/28-18 §	5,000	5,049
Series D 5.25% 11/15/27-20 §	500,000	538,850
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
5.25% 10/1/31-21 §	500,000	550,535
5.50% 10/1/41-21 §	500,000	554,255
New York City
Subordinate Series I-1 5.375% 4/1/36-19 §	475,000	485,578
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Subordinate Series C 5.25% 11/1/25-20 §	190,000	203,878
Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29-21 §	305,000	329,659

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
New York State Dormitory Authority
(School District Financing Program) Series A 5.00% 10/1/23-21 §	475,000	$520,225
New York State Dormitory Authority Revenue Non-State Supported Debt
(Teachers College) 5.50% 3/1/39-19 §	250,000	254,803
(The Northwell Health Obligated Group)
Series A 5.00% 5/1/41-21 §	500,000	542,110
Series A 5.50% 5/1/37-19 §	500,000	513,085
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	380,000	415,956
5.00% 7/1/42-22 §	750,000	834,720
Series A 5.125% 7/1/31-19 §	500,000	514,705
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28-21 §	70,000	76,095

		9,788,872

Resource Recovery Revenue Bond – 1.75%
Niagara Area Development Revenue
(Covanta Project) Series A 144A 4.75% 11/1/42 (AMT) #	1,500,000	1,507,515

		1,507,515

Special Tax Revenue Bonds – 16.56%
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	489,924
Glen Cove Local Economic Assistance
(Garvies Point Public Improvement Project) Series A 5.00% 1/1/56	250,000	259,637
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	254,057
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2012 Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,087,000
Fiscal 2015 Series S-1 5.00% 7/15/43	1,000,000	1,109,500
(Future Tax Secured)
Fiscal 2011 Subordinate Series D-1 5.00% 2/1/26	250,000	268,135
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	834,000
Fiscal 2014 Subordinate Series B-1 5.00% 11/1/40	750,000	837,803
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,113,270
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/33	670,000	763,304
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/34	1,500,000	1,703,850
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	500,000	518,685
Fiscal 2017 Subordinate Series E-1 5.00% 2/1/43	1,000,000	1,132,500

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Unrefunded Fiscal 2011 Subordinate Series C 5.25% 11/1/25	310,000	$333,188
Unrefunded Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29	195,000	209,570
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,135,440
New York State Dormitory Authority Revenue
(General Purpose)
Series C 5.00% 3/15/34	500,000	534,490
Series E 5.00% 3/15/32	1,000,000	1,144,950
New York State Urban Development Revenue
(General Purpose) Series A 4.00% 3/15/36	500,000	522,820

		14,252,123

State General Obligation Bond – 0.58%
New York State
Series A 5.00% 3/1/38	500,000	501,235

		501,235

Transportation Revenue Bonds – 6.56%
Buffalo & Fort Erie Public Bridge Authority
5.00% 1/1/47	435,000	489,423
Metropolitan Transportation Authority Revenue
Series D 5.00% 11/15/32	500,000	549,885
Unrefunded Series C 6.50% 11/15/28	45,000	45,440
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	761,502
Series L 5.00% 1/1/35	100,000	115,276
(Junior Indebtedness Obligation) Series A 5.25% 1/1/56	1,000,000	1,127,960
Port Authority of New York & New Jersey
(JFK International Air Terminal Project)
Series 8 6.00% 12/1/42	700,000	762,433
Series 8 6.50% 12/1/28	550,000	574,948
Triborough Bridge & Tunnel Authority
Unrefunded Series C 5.00% 11/15/24	80,000	80,550
(MTA Bridges and Tunnels) Series A 5.00% 11/15/47	1,000,000	1,136,440

		5,643,857

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 2.88%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2009 Series FF-2 5.50% 6/15/40	250,000	$257,243
Fiscal 2012 Series BB 5.25% 6/15/44	500,000	548,955
Fiscal 2017 Series DD 5.00% 6/15/47	1,000,000	1,133,830
New York State Environmental Facilities Revenue
(New York City Municipal Water Finance Authority
Projects - Second Resolution) Series B 5.00% 6/15/30	500,000	541,310

		2,481,338

Total Municipal Bonds (cost $84,092,297)		86,476,149

Short-Term Investments – 0.29%

Variable Rate Demand Notes – 0.29%¤
New York City Series l-2
1.47% 3/1/40 (SPA - JPMorgan Chase Bank N.A.)	100,000	100,000
New York City Transitional Finance Authority Revenue
(Future Tax Secured) Series E-3
1.47% 2/1/45 (SPA - JPMorgan Chase Bank N.A.)	150,000	150,000

Total Short-Term Investments (cost $250,000)		250,000

Total Value of Securities – 100.77% (cost $84,342,297)		$86,726,149

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $7,601,475, which represents 8.83% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

Schedules of investments

Delaware Tax-Free New York Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2018

	Principal amount°	Value (US $)

Municipal Bonds – 98.77%

Corporate Revenue Bonds – 5.72%
Pennsylvania Commonwealth Financing Authority Revenue
(Tobacco Master Settlement Payment Revenue)
4.00% 6/1/39 (AGM)	5,045,000	$5,163,457
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,219,320
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	13,183,280
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	2,917,716

		25,483,773

Education Revenue Bonds – 14.42%
Allegheny County Higher Education Building Authority Revenue
(Carnegie Mellon University)
5.00% 3/1/28	2,000,000	2,235,400
Series A 5.00% 3/1/24	1,000,000	1,099,190
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,577,940
(Robert Morris University)
5.00% 10/15/47	1,500,000	1,620,660
Series A 5.50% 10/15/30	1,275,000	1,342,371
Series A 5.75% 10/15/40	2,200,000	2,316,776
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,791,308
(School Lane Charter School Project) Series A
5.125% 3/15/46	2,500,000	2,660,600
Chester County Industrial Development Authority Revenue
(Avon Grove Charter School Project)
Series A 5.00% 12/15/47	1,160,000	1,208,882
Series A 5.00% 12/15/51	770,000	796,527
(Renaissance Academy Charter School Project)
5.00% 10/1/34	1,000,000	1,069,530
5.00% 10/1/39	1,250,000	1,327,137
5.00% 10/1/44	1,000,000	1,057,830
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,188,165
Series A 5.00% 8/1/45	1,250,000	1,311,375
Delaware County Authority Revenue
(Cabrini University) 5.00% 7/1/47	2,000,000	2,124,400

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
East Hempfield Township Industrial Development Authority
(Student Services - Student Housing Project at Millersville University)
5.00% 7/1/39	875,000	$929,337
5.00% 7/1/45	2,500,000	2,635,425
5.00% 7/1/46	1,425,000	1,508,149
5.00% 7/1/47	1,000,000	1,062,200
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
5.625% 4/1/40	2,375,000	2,456,273
5.75% 4/1/40	2,000,000	2,180,240
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University) 5.00% 5/1/41	1,000,000	1,117,420
(Shippensburg University - Student Housing Project)
5.00% 10/1/44	1,500,000	1,556,385
6.25% 10/1/43	2,000,000	2,176,100
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	2,832,550
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	735,000	764,951
Series A 5.75% 6/15/42	2,500,000	2,582,825
(International Apartments of Temple University)
Series A 5.375% 6/15/30	1,500,000	1,556,925
Series A 5.625% 6/15/42	3,000,000	3,088,380
(New Foundations Charter School Project)
6.625% 12/15/41	1,000,000	1,099,390
(Philadelphia Performing Arts Charter School Project)
144A 6.75% 6/15/43 #	2,550,000	2,663,169
(Tacony Academy Charter School Project)
Series A-1 6.75% 6/15/33	1,020,000	1,110,729
Series A-1 7.00% 6/15/43	1,535,000	1,678,185
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,279,205
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,286,300

		64,292,229

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 29.26%
Allegheny County Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	1,350,000	$1,335,029
(University of Pittsburgh Medical Center) Series A
5.50% 8/15/34	3,980,000	4,102,027
Berks County Industrial Development Authority Revenue
(The Highlands At Wyomissing)
5.00% 5/15/38	415,000	451,653
5.00% 5/15/43	500,000	542,295
5.00% 5/15/48	1,000,000	1,081,500
Series A 5.00% 5/15/37	1,365,000	1,485,243
Series A 5.00% 5/15/42	500,000	541,735
Series A 5.00% 5/15/47	600,000	647,778
Series C 5.00% 5/15/42	1,000,000	1,089,950
Series C 5.00% 5/15/47	1,000,000	1,087,240
(Tower Health Project)
4.00% 11/1/47	2,500,000	2,503,700
5.00% 11/1/50	2,000,000	2,185,640
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Unrefunded
Series A-3 5.50% 11/1/31	5,005,000	5,209,254
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,761,451
Central Bradford Progress Authority
(Guthrie Health Issue) 5.375% 12/1/41	1,000,000	1,091,480
Centre County Hospital Authority Revenue
(Mount Nittany Medical Center Project) Series A
4.00% 11/15/47	1,400,000	1,403,150
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	793,848
Series A 5.25% 12/1/45	1,360,000	1,409,572
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
5.00% 1/1/38	2,000,000	2,165,200
Unrefunded 6.375% 1/1/39	495,000	500,668
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Unrefunded
6.00% 6/1/36	795,000	816,099
DuBois Hospital Authority
(Penn Highlands Healthcare) 4.00% 7/15/48	2,000,000	1,996,460

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	$5,251,559
(Menno-Haven Project) 5.00% 12/1/53	1,900,000	1,950,369
Geisinger Authority Health System Revenue
(Geisinger Health System)
Series A-1 5.00% 2/15/45	5,000,000	5,618,000
Series A-1 5.125% 6/1/41	4,000,000	4,249,920
Indiana County Hospital Authority Revenue
(Indiana Regional Medical Center) Series A
6.00% 6/1/39	1,625,000	1,752,286
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	271,593
5.25% 7/1/41	1,000,000	1,099,120
5.50% 7/1/45	1,000,000	1,098,110
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,119,500
(Masonic Villages Project)
5.00% 11/1/35	1,000,000	1,120,750
5.00% 11/1/36	510,000	570,313
5.00% 11/1/37	250,000	278,940
(St. Anne’s Retirement Community Project)
5.00% 4/1/27	1,425,000	1,476,271
5.00% 4/1/33	1,830,000	1,873,151
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,013,600
5.25% 7/1/42	1,500,000	1,520,595
Monroe County Hospital Authority Revenue
(Pocono Medical Center)
5.00% 7/1/36	1,710,000	1,893,979
5.00% 7/1/41	1,000,000	1,099,660
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	1,150,510
Montgomery County Higher Education & Health Authority Revenue
(Thomas Jefferson University) Series A 4.00% 9/1/49	2,500,000	2,502,025
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/27	1,250,000	1,342,188
5.00% 11/15/28	1,600,000	1,713,952

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/29	680,000	$726,947
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	2,500,000	2,663,750
(Whitemarsh Continuing Care Retirement Community Project) 5.375% 1/1/50	4,000,000	4,045,600
Moon Industrial Development Authority Revenue
(Baptist Homes Society) 6.125% 7/1/50	4,000,000	4,285,720
Northampton County Industrial Development Authority
(Morningstar Senior Living Project)
5.00% 7/1/27	1,400,000	1,453,620
5.00% 7/1/32	1,275,000	1,307,882
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project) Series A 144A
6.75% 12/1/53 #	2,250,000	2,328,683
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.00% 7/1/43	1,265,000	1,363,012
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Thomas Jefferson University)
Series A 5.00% 9/1/45	7,000,000	7,677,110
Series A 5.25% 9/1/50	2,500,000	2,770,350
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/40	2,000,000	2,233,100
Series A 4.00% 8/15/42	4,000,000	4,099,800
Philadelphia Authority for Industrial Development Revenue
(Children’s Hospital of Philadelphia Project)
5.00% 7/1/34	5,000,000	5,765,700
(Thomas Jefferson University) Series A
5.00% 9/1/47	2,500,000	2,761,750
(Wesley Enhanced Living Obligated Group) Series A
5.00% 7/1/49	2,500,000	2,644,150
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A
5.00% 8/15/40	4,000,000	4,333,800

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,675,000	$4,815,811

		130,444,148

Housing Revenue Bond – 0.48%
Philadelphia Authority for Industrial Development Revenue
(The PresbyHomes Germantown Project) Series A
5.625% 7/1/35 (HUD)	2,140,000	2,141,969

		2,141,969

Lease Revenue Bonds – 3.63%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project) 5.10% 9/1/26	1,335,000	1,337,083
5.125% 9/1/31	540,000	540,464
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (AGC)	10,000,000	10,211,200
Philadelphia Municipal Authority Revenue
(Juvenile Justice Services Center)
5.00% 4/1/37	1,250,000	1,373,225
5.00% 4/1/38	1,000,000	1,096,260
5.00% 4/1/39	1,500,000	1,642,080

		16,200,312

Local General Obligation Bonds – 4.27%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,103,740
Series C-70 5.00% 12/1/33	2,205,000	2,416,945
City of Philadelphia
5.00% 8/1/41	1,260,000	1,395,362
Series A 5.00% 8/1/37	1,750,000	1,949,308
Series A 5.25% 7/15/29	2,500,000	2,797,575
City of Pittsburgh
Series B 5.00% 9/1/26	3,000,000	3,315,480
Philadelphia School District
Series F 5.00% 9/1/36	2,000,000	2,206,040
Series F 5.00% 9/1/37	1,500,000	1,651,230
Series F 5.00% 9/1/38	2,000,000	2,197,260

		19,032,940

Pre-Refunded/Escrowed to Maturity Bonds – 21.81%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31-21§	750,000	858,637

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
7.00% 11/1/40-21§	1,000,000	$1,152,460
Butler County Hospital Authority Revenue
(Butler Health System Project) Series B 7.25% 7/1/39-19§	8,000,000	8,360,720
Chester County
5.00% 11/15/32-21§	5,725,000	6,283,588
5.00% 11/15/33-21§	2,625,000	2,881,121
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
6.375% 1/1/39-19§	4,505,000	4,573,566
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) 6.00% 6/1/36-19§	4,205,000	4,339,602
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32-23§	2,000,000	2,259,700
Guam Government Limited Obligation Revenue
(Section 30) Series A 5.625% 12/1/29-19§	90,000	94,287
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	2,827,285
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32-22§	1,150,000	1,261,101
Series A 5.00% 1/1/41-22§	1,500,000	1,644,915
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group)
Series A 5.00% 6/1/31-22§	4,000,000	4,428,600
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
Series A-1 6.25% 11/15/29-19§	700,000	737,996
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,062,869
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	3,930,000	4,080,205

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(AICUP Financing Program - St. Francis University Project)
Series JJ2 6.25% 11/1/41-21§	2,355,000	$2,664,164
(Edinboro University Foundation Student Housing Project) 6.00% 7/1/43-20§	1,000,000	1,073,990
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27-22§	1,740,000	1,929,086
Series A 5.00% 7/1/41-22§	1,500,000	1,663,005
(Philadelphia University) 5.00% 6/1/32-23§	2,000,000	2,263,160
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,014,746
Pennsylvania Higher Educational Facilities Authority Revenue
(Trustees of the University of Pennsylvania)
5.00% 9/1/29-20§	1,000,000	1,063,860
Series A 5.00% 9/1/29-21§	1,000,000	1,078,560
(University of Pennsylvania Health System)
Series A 5.00% 8/15/24-21§	4,850,000	5,288,731
Series A 5.25% 8/15/26-21§	3,910,000	4,291,577
Series A 5.75% 8/15/23-21§	2,500,000	2,779,650
Pennsylvania Turnpike Commission Revenue
Series E 5.00% 12/1/29-21§	5,000,000	5,461,450
Series E 5.00% 12/1/30-21§	2,000,000	2,184,580
Philadelphia Authority for Industrial Development Revenue
(MaST Charter School Project) 6.00% 8/1/35-20§	1,610,000	1,732,296
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	3,915,000	4,062,478
Philadelphia Municipal Authority Revenue
6.50% 4/1/39-19§	4,000,000	4,112,520
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health System Project) 5.50% 7/1/29-20§	3,500,000	3,727,780

		97,238,285

Resource Recovery Revenue Bonds – 0.62%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	2,178,770
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F
4.625% 12/1/18 (AMBAC) (AMT)	560,000	564,138

		2,742,908

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds – 3.71%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	2,500,000	$2,584,100
(City Center Project) 144A 5.00% 5/1/42 #	2,500,000	2,715,175
(City Center Refunding Project) 144A 5.00% 5/1/42 #	2,500,000	2,694,525
Chester County Industrial Development Authority Special Obligation Revenue
(Woodlands at Greystone Project)
144A 5.00% 3/1/38 #	560,000	572,309
144A 5.125% 3/1/48 #	1,000,000	1,023,000
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,271,880
Sports & Exhibition Authority of Pittsburgh & Allegheny County
(Hotel Room Excise Tax) 5.00% 2/1/35 (AGM)	3,000,000	3,148,380
Washington County Redevelopment Authority Revenue
(Victory Centre Tax Increment Financing Project)
5.00% 7/1/35	1,500,000	1,536,975

		16,546,344

State General Obligation Bond – 0.64%
Commonwealth of Pennsylvania
(First Refunding Series) 5.00% 1/1/26	2,500,000	2,874,250

		2,874,250

Transportation Revenue Bonds – 10.14%
Delaware River Joint Toll Bridge Commission
(Pennsylvania - New Jersey) 5.00% 7/1/47	5,000,000	5,686,800
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,737,545
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,313,350
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	2,852,736
Series A 5.00% 12/1/23	2,450,000	2,790,232
Series C 5.00% 12/1/44	5,000,000	5,496,200
Subordinate Series B-1 5.25% 6/1/47	5,000,000	5,593,700
Subordinate Third Series 5.00% 12/1/40	2,500,000	2,752,225
Philadelphia Airport Revenue
Series B 5.00% 7/1/47 (AMT)	3,000,000	3,326,880
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	5,668,468

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Susquehanna Area Regional Airport Authority Revenue
5.00% 1/1/35 (AMT)	800,000	$883,984
5.00% 1/1/38 (AMT)	1,000,000	1,095,050

		45,197,170

Water & Sewer Revenue Bonds – 4.07%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,687,440
Bucks County Water & Sewer Authority
5.00% 12/1/28 (AGM)	1,000,000	1,182,430
Series A 5.00% 12/1/37 (AGM)	780,000	875,199
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,118,410
Guam Government Waterworks Authority
5.00% 7/1/35	670,000	745,147
5.00% 7/1/36	1,000,000	1,109,760
5.00% 1/1/46	1,450,000	1,580,021
Philadelphia Water & Wastewater Revenue
5.00% 11/1/28	4,500,000	4,967,460
Series A 5.00% 7/1/45	2,500,000	2,748,350
Series A 5.25% 10/1/52	1,000,000	1,145,030

		18,159,247

Total Municipal Bonds (cost $421,351,721)		440,353,575

Short-Term Investments – 0.60%

Variable Rate Demand Notes – 0.60%¤
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Children’s Hospital of Philadelphia Project)
Series B 1.43% 7/1/25 (SPA - Wells Fargo Bank N.A.)	2,500,000	2,500,000
Series B 1.43% 7/1/41 (SPA - Wells Fargo Bank N.A.)	200,000	200,000

Total Short-Term Investments (cost $2,700,000)		2,700,000

Total Value of Securities – 99.37% (cost $424,051,721)		$443,053,575

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $11,996,861, which represents 2.69% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

August 31, 2018

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$75,384,310	$99,169,414	$201,288,767
Interest receivable	744,585	1,208,086	2,359,863
Receivable for securities sold	578,560	1,063,715	—
Receivable for fund shares sold	—	6,205	40,076

Total assets	76,707,455	101,447,420	203,688,706

Liabilities:
Cash due to custodian	19,439	42,771	142,475
Distribution payable	61,847	81,050	166,988
Payable for fund shares redeemed	13,196	15,007	20,667
Payable for securities purchased	—	2,083,125	739,718
Investment management fees payable to affiliates	24,178	32,545	77,994
Other accrued expenses	19,114	23,637	42,653
Distribution fees payable to affiliates	16,192	22,337	44,175
Audit and tax fees payable	4,727	4,727	4,727
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,252	1,608	3,298
Accounting and administration expenses payable to affiliates	584	654	984
Trustees’ fees and expenses payable	445	571	1,167
Legal fees payable to affiliates	129	166	333
Reports and statements to shareholders expenses payable to affiliates	49	64	130

Total liabilities	161,152	2,308,262	1,245,309

Total Net Assets	$76,546,303	$99,139,158	$202,443,397

Net Assets Consist of:
Paid-in capital	$74,512,531	$94,913,852	$198,495,296
Undistributed net investment income	19,881	18,763	352,558
Accumulated net realized gain (loss) on investments	(477,722)	141,674	(3,879,191)
Net unrealized appreciation of investments	2,491,613	4,064,869	7,474,734

Total Net Assets	$76,546,303	$99,139,158	$202,443,397

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value
Class A:
Net assets	$63,326,707	$53,170,908	$164,087,320
Shares of beneficial interest outstanding, unlimited authorization, no par	5,635,615	4,439,311	14,865,299
Net asset value per share	$11.24	$11.98	$11.04
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.77	$12.54	$11.56

Class C:
Net assets	$3,122,304	$13,014,938	$10,922,948
Shares of beneficial interest outstanding, unlimited authorization, no par	277,141	1,084,700	986,888
Net asset value per share	$11.27	$12.00	$11.07

Institutional Class:
Net assets	$10,097,292	$32,953,312	$27,433,129
Shares of beneficial interest outstanding, unlimited authorization, no par	898,502	2,751,186	2,485,345
Net asset value per share	$11.24	$11.98	$11.04
[1]Investments, at cost	$72,892,697	$95,104,545	$193,814,033

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$97,749,471	$86,726,149	$443,053,575
Cash	—	32,811	—
Interest receivable	1,464,117	938,841	5,790,592
Receivable for securities sold	932,348	—	—
Receivable for fund shares sold	416,699	10,753	66,573

Total assets	100,562,635	87,708,554	448,910,740

Liabilities:
Cash due to custodian	376,544	—	44,054
Payable for securities purchased	1,623,772	1,500,000	1,930,267
Distribution payable	73,239	66,203	386,697
Payable for fund shares redeemed	61,345	122	305,795
Investment management fees payable to affiliates	36,097	28,235	202,050
Distribution fees payable to affiliates	27,876	20,940	100,729
Other accrued expenses	24,138	24,830	82,623
Audit and tax fees payable	4,727	4,727	4,727
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,606	1,402	7,274
Accounting and administration expenses payable to affiliates	654	614	1,761
Trustees’ fees and expenses payable	567	495	3,183
Legal fees payable to affiliates	166	138	739
Reports and statements to shareholders expenses payable to affiliates	63	55	287

Total liabilities	2,230,794	1,647,761	3,070,186

Total Net Assets	$98,331,841	$86,060,793	$445,840,554

Net Assets Consist of:
Paid-in capital	$100,557,328	$84,223,048	$426,971,162
Distributions in excess of net investment income	(16,709)	(650)	(108,965)
Accumulated net realized loss on investments	(4,592,535)	(545,457)	(23,497)
Net unrealized appreciation of investments	2,383,757	2,383,852	19,001,854

Total Net Assets	$98,331,841	$86,060,793	$445,840,554

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$59,424,766	$38,139,243	$378,037,766
Shares of beneficial interest outstanding, unlimited authorization, no par	5,300,490	3,365,190	47,680,217
Net asset value per share	$11.21	$11.33	$7.93
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.74	$11.86	$8.30

Class C:
Net assets	$17,596,961	$14,940,368	$26,375,882
Shares of beneficial interest outstanding, unlimited authorization, no par	1,570,854	1,321,591	3,325,473
Net asset value per share	$11.20	$11.30	$7.93

Institutional Class:
Net assets	$21,310,114	$32,981,182	$41,426,906
Shares of beneficial interest outstanding, unlimited authorization, no par	1,900,393	2,911,545	5,228,628
Net asset value per share	$11.21	$11.33	$7.92
[1]Investments, at cost	$95,365,714	$84,342,297	$424,051,721

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended August 31, 2018

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,156,478	$4,090,782	$8,462,147

Expenses:
Management fees	387,661	545,959	1,106,850
Distribution expenses – Class A	161,345	131,817	409,562
Distribution expenses – Class C	47,111	156,639	144,175
Dividend disbursing and transfer agent fees and expenses	48,528	66,320	132,305
Audit and tax fees	44,480	44,480	44,480
Accounting and administration expenses	42,860	46,785	64,974
Registration fees	16,094	12,601	12,160
Reports and statements to shareholders expenses	15,381	16,390	26,578
Legal fees	6,410	7,814	15,605
Trustees’ fees and expenses	3,623	4,637	9,404
Custodian fees	2,139	2,135	6,086
Other	14,818	17,394	23,062

	790,450	1,052,971	1,995,241
Less expenses waived	(123,282)	(197,425)	(253,572)
Less expenses paid indirectly	(1,090)	(1,128)	(197)

Total operating expenses	666,078	854,418	1,741,472

Net Investment Income	2,490,400	3,236,364	6,720,675

Net Realized and Unrealized Gain (Loss):
Net realized gain	379,155	507,199	124,725
Net change in unrealized appreciation (depreciation) of investments	(2,032,054)	(2,807,521)	(4,554,837)

Net Realized and Unrealized Loss	(1,652,899)	(2,300,322)	(4,430,112)

Net Increase in Net Assets Resulting from Operations	$837,501	$936,042	$2,290,563

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund	Pennsylvania Fund

Investment Income:
Interest	$4,043,919	$3,448,682	$19,984,197

Expenses:
Management fees	570,975	486,138	2,523,191
Distribution expenses – Class A	155,902	98,913	942,567
Distribution expenses – Class C	239,625	164,351	315,971
Dividend disbursing and transfer agent fees and expenses	71,950	66,956	314,643
Accounting and administration expenses	47,563	44,843	111,018
Audit and tax fees	44,480	44,480	44,480
Reports and statements to shareholders expenses	15,581	22,435	48,759
Registration fees	11,507	15,683	20,765
Legal fees	8,198	23,795	35,606
Trustees’ fees and expenses	4,858	4,141	21,457
Custodian fees	3,593	2,786	11,283
Other	14,915	21,435	34,790

	1,189,147	995,956	4,424,530
Less expenses waived	(159,869)	(245,313)	(223,878)
Less expenses paid indirectly	(61)	(1,035)	(4,745)

Total operating expenses	1,029,217	749,608	4,195,907

Net Investment Income	3,014,702	2,699,074	15,788,290

Net Realized and Unrealized Gain (Loss):
Net realized gain	294,775	176,041	469,560
Net change in unrealized appreciation (depreciation) of investments	(2,885,211)	(2,366,192)	(12,352,389)

Net Realized and Unrealized Loss	(2,590,436)	(2,190,151)	(11,882,829)

Net Increase in Net Assets Resulting from Operations	$424,266	$508,923	$3,905,461

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,490,400	$2,589,599
Net realized gain	379,155	379,223
Net change in unrealized appreciation (depreciation)	(2,032,054)	(2,986,610)

Net increase (decrease) in net assets resulting from operations	837,501	(17,788)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,075,708)	(2,238,019)
Class C	(115,956)	(151,025)
Institutional Class	(287,750)	(189,980)

	(2,479,414)	(2,579,024)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,543,493	4,104,481
Class C	428,738	375,483
Institutional Class	5,486,278	6,254,164

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,649,081	1,713,625
Class C	106,674	131,071
Institutional Class	266,147	122,627

	12,480,411	12,701,451

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,330,769)	$(11,210,912)
Class C	(2,522,165)	(1,895,123)
Institutional Class	(2,573,565)	(2,881,200)

	(13,426,499)	(15,987,235)

Decrease in net assets derived from capital share transactions	(946,088)	(3,285,784)

Net Decrease in Net Assets	(2,588,001)	(5,882,596)

Net Assets:
Beginning of year	79,134,304	85,016,900

End of year	$76,546,303	$79,134,304

Undistributed net investment income	$19,881	$19,968

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,236,364	$3,096,204
Net realized gain	507,199	1,329,284
Net change in unrealized appreciation (depreciation)	(2,807,521)	(3,898,022)

Net increase in net assets resulting from operations	936,042	527,466

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,745,468)	(1,911,923)
Class C	(400,194)	(449,450)
Institutional Class	(1,100,024)	(740,915)

	(3,245,686)	(3,102,288)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,808,059	4,625,825
Class C	1,122,941	2,019,263
Institutional Class	11,785,738	22,253,751

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,550,043	1,691,220
Class C	344,098	372,126
Institutional Class	680,219	474,246

	21,291,098	31,436,431

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(7,031,840)	$(13,693,334)
Class C	(4,542,970)	(4,192,525)
Institutional Class	(7,025,452)	(11,739,212)

	(18,600,262)	(29,625,071)

Increase in net assets derived from capital share transactions	2,690,836	1,811,360

Net Increase (Decrease) in Net Assets	381,192	(763,462)

Net Assets:
Beginning of year	98,757,966	99,521,428

End of year	$99,139,158	$98,757,966

Undistributed net investment income	$18,763	$18,763

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,720,675	$6,830,501
Net realized gain	124,725	1,027,304
Net change in unrealized appreciation (depreciation)	(4,554,837)	(7,785,591)

Net increase in net assets resulting from operations	2,290,563	72,214

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,512,421)	(5,874,195)
Class C	(376,689)	(437,092)
Institutional Class	(831,565)	(583,320)

	(6,720,675)	(6,894,607)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,867,445	11,066,431
Class C	1,730,260	1,981,732
Institutional Class	12,748,594	10,757,917

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,746,976	5,009,118
Class C	353,393	403,660
Institutional Class	731,288	513,776

	37,177,956	29,732,634

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(19,482,166)	$(27,295,950)
Class C	(6,807,914)	(2,336,234)
Institutional Class	(5,330,875)	(3,397,468)

	(31,620,955)	(33,029,652)

Increase (decrease) in net assets derived from capital share transactions	5,557,001	(3,297,018)

Net Increase (Decrease) in Net Assets	1,126,889	(10,119,411)

Net Assets:
Beginning of year	201,316,508	211,435,919

End of year	$202,443,397	$201,316,508

Undistributed net investment income	$352,558	$352,558

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,014,702	$3,036,599
Net realized gain	294,775	147,991
Net change in unrealized appreciation (depreciation)	(2,885,211)	(2,998,287)

Net increase in net assets resulting from operations	424,266	186,303

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,888,287)	(2,056,914)
Class C	(543,768)	(675,436)
Institutional Class	(576,813)	(312,269)

	(3,008,868)	(3,044,619)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,531,468	8,130,467
Class C	1,325,139	4,827,778
Institutional Class	14,737,822	5,875,252

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,651,109	1,786,007
Class C	512,413	635,053
Institutional Class	496,728	287,267

	24,254,679	21,541,824

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,113,035)	$(10,487,311)
Class C	(12,991,897)	(6,112,419)
Institutional Class	(5,605,597)	(4,099,476)

	(32,710,529)	(20,699,206)

Increase (decrease) in net assets derived from capital share transactions	(8,455,850)	842,618

Net Decrease in Net Assets	(11,040,452)	(2,015,698)

Net Assets:
Beginning of year	109,372,293	111,387,991

End of year	$98,331,841	$109,372,293

Distributions in excess of net investment income	$(16,709)	$(16,644)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,699,074	$2,695,412
Net realized gain	176,041	704,914
Net change in unrealized appreciation (depreciation)	(2,366,192)	(3,669,487)

Net increase (decrease) in net assets resulting from operations	508,923	(269,161)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,233,582)	(1,433,902)
Class C	(388,892)	(436,795)
Institutional Class	(1,091,556)	(879,292)

	(2,714,030)	(2,749,989)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,120,312	4,718,080
Class C	2,254,999	1,645,311
Institutional Class	8,726,165	18,813,396

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,130,238	1,299,997
Class C	299,712	326,960
Institutional Class	968,692	775,993

	18,500,118	27,579,737

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(7,776,362)	$(18,909,422)
Class C	(4,270,778)	(5,120,573)
Institutional Class	(8,099,299)	(6,864,314)

	(20,146,439)	(30,894,309)

Decrease in net assets derived from capital share transactions	(1,646,321)	(3,314,572)

Net Decrease in Net Assets	(3,851,428)	(6,333,722)

Net Assets:
Beginning of year	89,912,221	96,245,943

End of year	$86,060,793	$89,912,221

Distributions in excess of net investment income	$(650)	$(650)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/18	8/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,788,290	$16,375,469
Net realized gain	469,560	1,944,064
Net change in unrealized appreciation (depreciation)	(12,352,389)	(17,162,875)

Net increase in net assets resulting from operations	3,905,461	1,156,658

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(13,512,474)	(14,365,845)
Class C	(857,030)	(953,417)
Institutional Class	(1,418,785)	(1,056,207)

Net realized gain:
Class A	(243,116)	—
Class C	(20,552)	—
Institutional Class	(23,146)	—

	(16,075,103)	(16,375,469)

Capital Share Transactions:
Proceeds from shares sold:
Class A	28,325,061	24,022,727
Class C	2,076,171	4,234,154
Institutional Class	16,590,343	19,470,435

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,749,727	12,019,460
Class C	840,401	882,040
Institutional Class	1,235,791	921,495

	60,817,494	61,550,311

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(50,721,030)	$(63,127,978)
Class C	(8,984,224)	(6,923,286)
Institutional Class	(8,774,119)	(12,573,989)

	(68,479,373)	(82,625,253)

Decrease in net assets derived from capital share transactions	(7,661,879)	(21,074,942)

Net Decrease in Net Assets	(19,831,521)	(36,293,753)

Net Assets:
Beginning of year	465,672,075	501,965,828

End of year	$445,840,554	$465,672,075

Distributions in excess of net investment income	$(108,965)	$(108,966)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.48	$11.83	$11.44	$11.45	$10.69

0.36	0.37	0.38	0.38	0.43
(0.24)	(0.35)	0.39	(0.01)	0.79

0.12	0.02	0.77	0.37	1.22

(0.36)	(0.37)	(0.38)	(0.38)	(0.43)
—	—	—	—	(0.03)

(0.36)	(0.37)	(0.38)	(0.38)	(0.46)

$11.24	$11.48	$11.83	$11.44	$11.45

1.11%	0.24%	6.79%	3.24%	11.56%

$63,327	$66,839	$74,556	$77,085	$81,592
0.84%	0.84%	0.84%	0.85%	0.84%

1.00%	0.97%	0.96%	0.97%	0.96%
3.23%	3.25%	3.23%	3.28%	3.86%

3.07%	3.12%	3.11%	3.16%	3.74%
6%	9%	14%	12%	11%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.51	$11.87	$11.47	$11.48	$10.72

0.28	0.29	0.29	0.29	0.35
(0.24)	(0.37)	0.40	(0.01)	0.78

0.04	(0.08)	0.69	0.28	1.13

(0.28)	(0.28)	(0.29)	(0.29)	(0.34)
—	—	—	—	(0.03)

(0.28)	(0.28)	(0.29)	(0.29)	(0.37)

$11.27	$11.51	$11.87	$11.47	$11.48

0.36%	(0.59% )	6.07%	2.47%	10.72%

$3,122	$5,215	$6,816	$6,747	$6,238
1.59%	1.59%	1.59%	1.60%	1.59%

1.75%	1.72%	1.71%	1.72%	1.71%
2.48%	2.50%	2.48%	2.54%	3.11%

2.32%	2.37%	2.36%	2.42%	2.99%
6%	9%	14%	12%	11%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”
[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

				12/31/13[1]
Year ended				to

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.48	$11.84	$11.44	$11.45	$10.77

0.39	0.40	0.41	0.41	0.33
(0.24)	(0.36)	0.39	(0.01)	0.67

0.15	0.04	0.80	0.40	1.00

(0.39)	(0.40)	(0.40)	(0.41)	(0.32)

(0.39)	(0.40)	(0.40)	(0.41)	(0.32)

$11.24	$11.48	$11.84	$11.44	$11.45

1.36%	0.40%	7.14%	3.49%	9.39%

$10,097	$7,080	$3,645	$744	$219
0.59%	0.59%	0.59%	0.60%	0.59%

0.75%	0.72%	0.71%	0.72%	0.71%
3.48%	3.50%	3.48%	3.54%	4.06%

3.32%	3.37%	3.36%	3.42%	3.94%
6%	9%	14%	12%	11% [5]

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover
[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$12.26	$12.60	$12.11	$12.08	$11.11

0.40	0.41	0.43	0.42	0.43
(0.28)	(0.34)	0.48	0.03	0.97

0.12	0.07	0.91	0.45	1.40

(0.40)	(0.41)	(0.42)	(0.42)	(0.43)

(0.40)	(0.41)	(0.42)	(0.42)	(0.43)

$11.98	$12.26	$12.60	$12.11	$12.08

1.00%	0.63%	7.67%	3.73%	12.79%

$53,171	$54,076	$63,284	$60,550	$73,955
0.82%	0.82%	0.82%	0.83%	0.82%

1.02%	1.01%	1.01%	1.01%	1.00%
3.30%	3.36%	3.43%	3.42%	3.69%

3.10%	3.17%	3.24%	3.24%	3.51%
16%	27%	18%	24%	13%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$12.28	$12.62	$12.13	$12.10	$11.12

0.31	0.32	0.33	0.33	0.34
(0.28)	(0.34)	0.49	0.02	0.98

0.03	(0.02)	0.82	0.35	1.32

(0.31)	(0.32)	(0.33)	(0.32)	(0.34)

(0.31)	(0.32)	(0.33)	(0.32)	(0.34)

$12.00	$12.28	$12.62	$12.13	$12.10

0.25%	(0.12% )	6.86%	2.95%	12.04%

$13,015	$16,473	$18,827	$15,853	$15,473
1.57%	1.57%	1.57%	1.58%	1.57%

1.77%	1.76%	1.76%	1.76%	1.75%
2.55%	2.61%	2.68%	2.67%	2.94%

2.35%	2.42%	2.49%	2.49%	2.76%
16%	27%	18%	24%	13%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”
[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

				12/31/13[1] to
Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$12.26	$12.60	$12.11	$12.08	$11.27

0.43	0.44	0.46	0.45	0.32
(0.28)	(0.34)	0.49	0.03	0.81

0.15	0.10	0.95	0.48	1.13

(0.43)	(0.44)	(0.46)	(0.45)	(0.32)

(0.43)	(0.44)	(0.46)	(0.45)	(0.32)

$11.98	$12.26	$12.60	$12.11	$12.08

1.26%	0.89%	7.94%	3.98%	10.10%

$32,953	$28,209	$17,410	$10,308	$5,983
0.57%	0.57%	0.57%	0.58%	0.57%

0.77%	0.76%	0.76%	0.76%	0.75%
3.55%	3.61%	3.68%	3.67%	3.89%

3.35%	3.42%	3.49%	3.49%	3.71%
16%	27%	18%	24%	13% [5]

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.28	$11.65	$11.24	$11.32	$10.49

0.37	0.39	0.40	0.40	0.41
(0.24)	(0.37)	0.41	(0.08)	0.82

0.13	0.02	0.81	0.32	1.23

(0.37)	(0.39)	(0.40)	(0.40)	(0.40)

(0.37)	(0.39)	(0.40)	(0.40)	(0.40)

$11.04	$11.28	$11.65	$11.24	$11.32

1.22%	0.26%	7.33%	2.87%	11.94%

$164,087	$165,554	$182,764	$174,078	$183,560
0.84%	0.84%	0.84%	0.85%	0.84%

0.97%	0.96%	0.96%	0.97%	0.97%
3.36%	3.48%	3.50%	3.54%	3.69%

3.23%	3.36%	3.38%	3.42%	3.56%
6%	17%	6%	10%	22%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See	accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.31	$11.68	$11.27	$11.35	$10.52

0.29	0.31	0.32	0.32	0.32
(0.24)	(0.37)	0.41	(0.08)	0.83

0.05	(0.06)	0.73	0.24	1.15

(0.29)	(0.31)	(0.32)	(0.32)	(0.32)

(0.29)	(0.31)	(0.32)	(0.32)	(0.32)

$11.07	$11.31	$11.68	$11.27	$11.35

0.47%	(0.48% )	6.52%	2.10%	11.09%

$10,923	$15,975	$16,461	$12,192	$12,029
1.59%	1.59%	1.59%	1.60%	1.59%
1.72%	1.71%	1.71%	1.72%	1.72%
2.61%	2.73%	2.75%	2.79%	2.94%
2.48%	2.61%	2.63%	2.67%	2.81%
6%	17%	6%	10%	22%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended				12/31/13[1] to

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.28	$11.65	$11.24	$11.32	$10.59

0.40	0.42	0.43	0.43	0.33
(0.24)	(0.37)	0.41	(0.08)	0.71

0.16	0.05	0.84	0.35	1.04

(0.40)	(0.42)	(0.43)	(0.43)	(0.31)

(0.40)	(0.42)	(0.43)	(0.43)	(0.31)

$11.04	$11.28	$11.65	$11.24	$11.32

1.47%	0.51%	7.60%	3.13%	9.89%

$27,433	$19,788	$12,211	$5,102	$3,077
0.59%	0.59%	0.59%	0.60%	0.59%
0.72%	0.71%	0.71%	0.72%	0.72%
3.61%	3.73%	3.75%	3.79%	3.91%
3.48%	3.61%	3.63%	3.67%	3.78%
6%	17%	6%	10%	22% [5]

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.49	$11.79	$11.51	$11.56	$10.99

0.34	0.35	0.36	0.37	0.37
(0.28)	(0.30)	0.28	(0.06)	0.57

0.06	0.05	0.64	0.31	0.94

(0.34)	(0.35)	(0.36)	(0.36)	(0.37)

(0.34)	(0.35)	(0.36)	(0.36)	(0.37)

$11.21	$11.49	$11.79	$11.51	$11.56

0.56%	0.47%	5.66%	2.76%	8.71%

$59,425	$67,907	$70,306	$75,163	$80,600
0.86%	0.86%	0.86%	0.88%	0.88%
1.01%	1.00%	0.99%	1.00%	0.99%
3.04%	3.03%	3.11%	3.17%	3.32%
2.89%	2.89%	2.98%	3.05%	3.21%
11%	10%	11%	7%	16%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.48	$11.78	$11.50	$11.55	$10.98

0.26	0.26	0.27	0.28	0.29
(0.28)	(0.30)	0.28	(0.05)	0.57

(0.02)	(0.04)	0.55	0.23	0.86

(0.26)	(0.26)	(0.27)	(0.28)	(0.29)

(0.26)	(0.26)	(0.27)	(0.28)	(0.29)

$11.20	$11.48	$11.78	$11.50	$11.55

(0.19% )	(0.29% )	4.88%	1.99%	7.91%

$17,597	$29,375	$30,834	$28,557	$31,178
1.61%	1.61%	1.61%	1.63%	1.63%
1.76%	1.75%	1.74%	1.75%	1.74%
2.29%	2.28%	2.36%	2.42%	2.57%
2.14%	2.14%	2.23%	2.30%	2.46%
11%	10%	11%	7%	16%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended				12/31/13[1] to 8/31/14

8/31/18	8/31/17	8/31/16	8/31/15

$11.49	$11.79	$11.51	$11.57	$11.06

0.37	0.37	0.39	0.40	0.29
(0.28)	(0.29)	0.28	(0.07)	0.51

0.09	0.08	0.67	0.33	0.80

(0.37)	(0.38)	(0.39)	(0.39)	(0.29)

(0.37)	(0.38)	(0.39)	(0.39)	(0.29)

$11.21	$11.49	$11.79	$11.51	$11.57

0.82%	0.71%	5.92%	2.92%	7.31%

$21,310	$12,090	$10,248	$2,588	$1,080
0.61%	0.61%	0.61%	0.63%	0.63%
0.76%	0.75%	0.74%	0.75%	0.74%
3.29%	3.28%	3.36%	3.42%	3.46%
3.14%	3.14%	3.23%	3.30%	3.35%
11%	10%	11%	7%	16% [5]

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.62	$11.98	$11.48	$11.46	$10.57

0.36	0.35	0.36	0.37	0.37
(0.29)	(0.35)	0.50	0.02	0.89

0.07	—	0.86	0.39	1.26

(0.36)	(0.36)	(0.36)	(0.37)	(0.37)

(0.36)	(0.36)	(0.36)	(0.37)	(0.37)

$11.33	$11.62	$11.98	$11.48	$11.46

0.60%	0.05%	7.57%	3.41%	12.06%

$38,139	$40,647	$55,418	$51,708	$52,589
0.80%	0.80%	0.80%	0.83%	0.80%
1.08%	1.03%	1.02%	1.07%	1.06%
3.10%	3.04%	3.06%	3.18%	3.32%
2.82%	2.81%	2.84%	2.94%	3.06%
10%	14%	8%	6%	20%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.59	$11.95	$11.45	$11.44	$10.54

0.27	0.26	0.27	0.28	0.28
(0.29)	(0.35)	0.50	0.01	0.90

(0.02)	(0.09)	0.77	0.29	1.18

(0.27)	(0.27)	(0.27)	(0.28)	(0.28)

(0.27)	(0.27)	(0.27)	(0.28)	(0.28)

$11.30	$11.59	$11.95	$11.45	$11.44

(0.16% )	(0.71% )	6.78%	2.55%	11.35%

$14,941	$17,073	$20,899	$17,825	$18,491
1.55%	1.55%	1.55%	1.58%	1.55%
1.83%	1.78%	1.77%	1.82%	1.81%
2.35%	2.29%	2.31%	2.43%	2.57%
2.07%	2.06%	2.09%	2.19%	2.31%
10%	14%	8%	6%	20%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended				12/31/13[1] to

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$11.61	$11.97	$11.47	$11.46	$10.71

0.39	0.38	0.39	0.40	0.28
(0.28)	(0.35)	0.50	0.01	0.75

0.11	0.03	0.89	0.41	1.03

(0.39)	(0.39)	(0.39)	(0.40)	(0.28)

(0.39)	(0.39)	(0.39)	(0.40)	(0.28)

$11.33	$11.61	$11.97	$11.47	$11.46

0.93%	0.29%	7.84%	3.58%	9.69%

$32,981	$32,192	$19,929	$12,667	$1,769
0.55%	0.55%	0.55%	0.58%	0.55%
0.83%	0.78%	0.77%	0.82%	0.80%
3.35%	3.29%	3.31%	3.43%	3.55%
3.07%	3.06%	3.09%	3.19%	3.30%
10%	14%	8%	6%	20% [5]

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$8.14	$8.39	$8.15	$8.16	$7.59

0.28	0.28	0.29	0.29	0.29
(0.20)	(0.25)	0.24	(0.01)	0.57

0.08	0.03	0.53	0.28	0.86

(0.28)	(0.28)	(0.29)	(0.29)	(0.29)
(0.01)	—	—	—	—

(0.29)	(0.28)	(0.29)	(0.29)	(0.29)

$7.93	$8.14	$8.39	$8.15	$8.16

0.93%	0.48%	6.60%	3.45%	11.58%

$378,038	$399,001	$439,379	$441,904	$451,301
0.88%	0.88%	0.88%	0.89%	0.88%
0.93%	0.94%	0.94%	0.95%	0.95%
3.48%	3.51%	3.50%	3.51%	3.73%
3.43%	3.45%	3.44%	3.45%	3.66%
19%	15%	14%	13%	7%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$8.14	$8.39	$8.15	$8.16	$7.59

0.22	0.22	0.23	0.23	0.23
(0.20)	(0.25)	0.24	(0.01)	0.57

0.02	(0.03)	0.47	0.22	0.80

(0.22)	(0.22)	(0.23)	(0.23)	(0.23)
(0.01)	—	—	—	—

(0.23)	(0.22)	(0.23)	(0.23)	(0.23)

$7.93	$8.14	$8.39	$8.15	$8.16

0.16%	(0.27% )	5.79%	2.67%	10.74%

$26,376	$33,298	$36,215	$32,799	$32,096
1.64%	1.64%	1.64%	1.65%	1.64%
1.69%	1.70%	1.70%	1.71%	1.71%
2.72%	2.75%	2.74%	2.75%	2.97%
2.67%	2.69%	2.68%	2.69%	2.90%
19%	15%	14%	13%	7%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Year ended				12/31/13[1] to

8/31/18	8/31/17	8/31/16	8/31/15	8/31/14

$8.13	$8.38	$8.14	$8.16	$7.67

0.30	0.30	0.31	0.31	0.23
(0.20)	(0.25)	0.24	(0.02)	0.49

0.10	0.05	0.55	0.29	0.72

(0.30)	(0.30)	(0.31)	(0.31)	(0.23)
(0.01)	—	—	—	—

(0.31)	(0.30)	(0.31)	(0.31)	(0.23)

$7.92	$8.13	$8.38	$8.14	$8.16

1.16%	0.73%	6.86%	3.57%	9.44%

$41,427	$33,373	$26,372	$16,740	$3,733
0.64%	0.64%	0.64%	0.65%	0.64%
0.69%	0.70%	0.70%	0.71%	0.71%
3.72%	3.75%	3.74%	3.75%	3.89%
3.67%	3.69%	3.68%	3.69%	3.82%
19%	15%	14%	13%	7% [5]

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds	August 31, 2018

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series:

Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each referred to as a Trust, or collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, which will be incurred if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV) per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2018 and for all open tax years (years ended Aug. 31, 2015–Aug. 31, 2017), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended Aug. 31, 2018, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statements of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.”

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

1. Significant Accounting Policies (continued)

For the year ended Aug. 31, 2018, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$1,037	$1,085	$68	$3	$995	$4,378

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2018, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$53	$43	$129	$58	$40	$367

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2017 through Aug. 31, 2018* as shown on the next page. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all Funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2018, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$6,931	$7,752	$11,606	$7,924	$7,341	$21,341

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Sept. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, each Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2018, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$15,093	$19,324	$39,175	$20,214	$17,208	$89,294

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2018, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$1,533	$1,969	$3,981	$2,063	$17,711	$8,991

For the year ended Aug. 31, 2018, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$3,931	$4,924	$24,952	$7,317	$9,156	$30,188

For the year ended Aug. 31, 2018, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. For the year ended Aug. 31, 2018, Delaware Tax-Free Arizona Fund did not receive gross CDSC commissions on redemptions for Class A and Class C shares. The amounts received were as follows:

	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$—	$238	$ —	$ —	$ —
Class C	89	401	4,476	544	2,954

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2018, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/ or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Delaware Tax-Free California Fund and Delaware Tax-Free Idaho Fund did not engage in securities cross trades for the year ended Aug. 31, 2018. Pursuant to these procedures, for the year ended Aug. 31, 2018, the following Funds engaged in 17a-7 securities purchases and 17a-7 securities sales, which resulted in net realized gains (losses) as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$ —	$5,786,628	$ —	$2,700,728
Sales	100,108	7,438,401	800,262	7,142,857
Net realized gain (loss)	—	—	—	(86,923)

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

3. Investments

For the year ended Aug. 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$4,378,216	$19,581,020	$20,453,303	$11,766,921	$9,081,356	$88,108,829
Sales	5,634,110	15,181,627	12,826,046	19,129,021	8,520,866	94,414,872

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$72,748,059	$95,098,903	$193,814,033	$95,342,082	$84,338,397	$424,051,721

Aggregate unrealized appreciation of investments	$2,833,893	$4,318,060	$7,862,495	$2,794,396	$2,803,859	$19,175,949
Aggregate unrealized depreciation of investments	(197,642)	(247,549)	(387,761)	(387,007)	(416,107)	(174,095)

Net unrealized appreciation of investments	$2,636,251	$4,070,511	$7,474,734	$2,407,389	$2,387,752	$19,001,854

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 – Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2018:

Delaware Tax-Free Arizona Fund

Level 2
Securities

Assets:
Municipal Bonds	$75,084,310
Short-Term Investments	300,000
Total Value of Securities	$75,384,310

Delaware Tax-Free California Fund

Level 2
Securities

Assets:
Municipal Bonds	$98,844,414
Short-Term Investments	325,000
Total Value of Securities	$99,169,414

	Delaware Tax-Free Colorado Fund

	Level 1	Level 2	Total
Securities

Assets:
Municipal Bonds	$ —	$200,092,230	$200,092,230
Short-Term Investments[1]	146,537	1,050,000	1,196,537
Total Value of Securities	$146,537	$201,142,230	$201,288,767

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

	Delaware Tax-Free Idaho Fund

	Level 1	Level 2	Total
Securities

Assets:
Municipal Bonds	$ —	$96,888,058	$96,888,058
Short-Term Investments	861,413	—	861,413
Total Value of Securities	$861,413	$96,888,058	$97,749,471

	Delaware Tax-Free New York Fund

		Level 2
Securities

Assets:
Municipal Bonds		$86,476,149
Short-Term Investments		250,000
Total Value of Securities		$86,726,149

	Delaware Tax-Free Pennsylvania Fund

		Level 2
Securities

Assets:
Municipal Bonds		$440,353,575
Short-Term Investments		2,700,000
Total Value of Securities		$443,053,575

[1]

Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund
Level 1	12.25%
Level 2	87.75%

Total	100.00%

During the year ended Aug. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Aug. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2018 and 2017 were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/18
Tax-exempt income	$2,479,414	$3,234,507	$6,719,815	$3,008,868	$2,707,774	$15,788,289
Ordinary income	—	11,179	860	—	6,256	—
Long-term capital gains	—	—	—	—	—	286,814

Total	$2,479,414	$3,245,686	$6,720,675	$3,008,868	$2,714,030	$16,075,103

Year ended 8/31/17
Tax-exempt income	$2,575,526	$3,091,037	$6,839,347	$3,044,565	$2,697,749	$16,370,050
Ordinary income	3,498	11,251	55,260	54	52,240	5,419

Total	$2,579,024	$3,102,288	$6,894,607	$3,044,619	$2,749,989	$16,375,469

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2018, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$74,512,531	$94,913,852	$198,495,296	$100,557,328	$84,223,048	$426,971,162
Undistributed tax-exempt income	81,729	99,813	519,546	56,530	65,553	277,732
Undistributed long-term capital gains	—	136,032	—	—	—	—
Distributions payable	(61,848)	(81,050)	(166,988)	(73,239)	(66,203)	(386,697)
Qualified late year loss deferrals	—	—	—	—	—	(23,497)
Capital loss carryforwards	(622,360)	—	(3,879,191)	(4,616,167)	(549,357)	—
Unrealized appreciation of investments	2,636,251	4,070,511	7,474,734	2,407,389	2,387,752	19,001,854

Net assets	$76,546,303	$99,139,158	$202,443,397	$98,331,841	$86,060,793	$445,840,554

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments and dividends payable, as applicable.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2017 through Aug. 31, 2018 that, in accordance with federal income tax regulations, Delaware Tax-Free Pennsylvania Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

For the year ended Aug. 31, 2018, the Funds recorded the following reclassifications:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund
Undistributed (distributions in excess of) net investment income	$(11,073)	$ 9,322	$(5,899)	$ 14,956
Accumulated net realized loss on investments	11,073	(9,322)	5,899	(14,956)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2018, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$379,155	$275,180	$124,725	$294,641	$167,422	$206,243

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2018, capital loss carryforwards available to offset future realized capital gains, were as follows:

	No expiration Post-enactment capital loss character
	Short-term	Long-term	Total
Delaware Tax-Free Arizona Fund	$ 122,999	$ 499,361	$ 622,360
Delaware Tax-Free Colorado Fund	2,984,098	895,093	3,879,191
Delaware Tax-Free Idaho Fund	1,843,008	2,773,159	4,616,167
Delaware Tax-Free New York Fund	549,357	—	549,357

At Aug. 31, 2018, there were no capital loss carryforwards for Delaware Tax-Free California Fund and Delaware Tax-Free Pennsylvania Fund.

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund
	Year ended		Year ended		Year ended
	8/31/18	8/31/17	8/31/18	8/31/17	8/31/18	8/31/17
Shares sold:
Class A	401,414	359,663	481,529	383,352	1,516,496	985,610
Class C	37,968	33,021	92,304	165,912	154,631	175,888
Institutional Class	484,339	551,220	976,452	1,850,334	1,145,931	966,015
Shares issued upon reinvestment of dividends and distributions:
Class A	145,750	150,218	128,458	139,705	426,365	447,177
Class C	9,402	11,462	28,460	30,683	31,641	35,948
Institutional Class	23,553	10,753	56,412	39,148	65,726	45,871

	1,102,426	1,116,337	1,763,615	2,609,134	3,340,790	2,656,509

Shares redeemed:
Class A	(735,408)	(985,974)	(581,599)	(1,135,425)	(1,750,927)	(2,444,547)
Class C	(223,437)	(165,678)	(377,386)	(347,130)	(611,405)	(208,668)
Institutional Class	(226,311)	(253,082)	(582,597)	(970,674)	(480,166)	(306,096)

	(1,185,156)	(1,404,734)	(1,541,582)	(2,453,229)	(2,842,498)	(2,959,311)

Net increase (decrease)	(82,730)	(288,397)	222,033	155,905	498,292	(302,802)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund
	Year ended		Year ended		Year ended
	8/31/18	8/31/17	8/31/18	8/31/17	8/31/18	8/31/17
Shares sold:
Class A	491,709	712,236	446,716	408,454	3,540,085	2,984,986
Class C	116,633	421,970	196,498	143,125	257,821	520,671
Institutional Class	1,301,911	514,605	762,592	1,640,607	2,068,244	2,422,421
Shares issued upon reinvestment of dividends and distributions:
Class A	146,253	156,594	98,908	112,866	1,467,605	1,487,678
Class C	45,404	55,720	26,286	28,463	104,907	109,128
Institutional Class	44,060	25,155	84,790	67,421	154,540	114,073

	2,145,970	1,886,280	1,615,790	2,400,936	7,593,202	7,638,957

Shares redeemed:
Class A	(1,248,164)	(921,199)	(679,446)	(1,648,934)	(6,343,711)	(7,851,159)
Class C	(1,149,919)	(536,178)	(374,553)	(447,347)	(1,126,446)	(857,681)
Institutional Class	(497,691)	(356,651)	(708,326)	(600,075)	(1,096,801)	(1,580,938)

	(2,895,774)	(1,814,028)	(1,762,325)	(2,696,356)	(8,566,958)	(10,289,778)

Net increase (decrease)	(749,804)	72,252	(146,535)	(295,420)	(973,756)	(2,650,821)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous pages and the “Statements of changes in net assets.” For the years ended Aug. 31, 2018 and 2017, the Funds had the following exchange transactions.

	Year ended 8/31/18
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Arizona Fund	—	35,940	36,057	—	$ 405,639
Delaware Tax-Free California Fund	—	31,170	31,265	—	374,556
Delaware Tax-Free Colorado Fund	25,842	65,040	65,280	25,862	1,012,424
Delaware Tax-Free Idaho Fund	70,345	75,131	75,134	70,345	1,632,222
Delaware Tax-Free New York Fund	—	2,096	2,095	—	23,755
Delaware Tax-Free Pennsylvania Fund	234,332	340,876	331,960	243,871	4,583,905

	Year ended 8/31/17
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Arizona Fund	352,645	8,623	8,661	353,311	$4,090,914
Delaware Tax-Free California Fund	207,994	—	—	208,391	2,491,064
Delaware Tax-Free Colorado Fund	231,508	4,796	—	236,773	2,621,378
Delaware Tax-Free Idaho Fund	41,681	2,629	—	44,359	504,209
Delaware Tax-Free New York Fund	434,101	—	—	434,952	4,952,348
Delaware Tax-Free Pennsylvania Fund	700,054	64,109	2,538	763,686	6,134,831

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Funds had no amounts outstanding as of Aug. 31, 2018, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

At Aug. 31, 2018, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.31%	—	—	—	—	—
Assured Guaranty Corporation	—	—	—	—	—	3.42%
Assured Guaranty Municipal Corporation	3.52%	1.47%	5.00%	10.04%	0.04%	2.58%
AMBAC Assurance Corporation	1.28%	—	—	—	—	0.13%
Build America Mutual Assurance	—	—	1.13%	—	—	0.60%
National Public Finance Guarantee Corporation	—	1.40%	—	—	—	—
Syncora Guarantee Inc.	—	—	2.10%	—	—	—

	6.11%	2.87%	8.23%	10.04%	0.04%	6.73%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by the Funds have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU includes additions and modifications to disclosures for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events

On Sept. 6, 2018, the credit facility that each Fund participates in was reduced from a $155,000,000 to a $130,000,000 revolving line of credit. This line of credit will expire on Nov. 5, 2018.

Management has determined that no other material events or transactions occurred subsequent to Aug. 31, 2018, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the funds constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 17, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2018, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	0.34%	99.66%	100.00%
Delaware Tax-Free Colorado Fund	—	0.01%	99.99%	100.00%
Delaware Tax-Free Idaho Fund	—	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	0.23%	99.77%	100.00%
Delaware Tax-Free Pennsylvania Fund	1.78%	—	98.22%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund

At a meeting held on Aug. 15–16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Board consideration of advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (continued)

prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware

Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the third quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free New York Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the first

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Board consideration of advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (continued)

quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Arizona Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free Colorado Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2018 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free Pennsylvania Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Board consideration of advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (continued)

provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Funds’ advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2018, the Funds had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Funds increase sufficiently in size, then economies of scale may be shared.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)

Director —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)

Director —
HSBC USA Inc.
(July 2014–March 2017)

Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,727 for the fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended August 31, 2018 and August 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2018